Exhibit 10.1

MASTER AGREEMENT

BY AND AMONG

SEMGROUP, L.P.,
SEMMANAGEMENT, L.L.C.,
SEMOPERATING G.P., L.L.C.,
SEMMATERIALS, L.P.,
K.C. ASPHALT, L.L.C.,
SEMCRUDE, L.P.,
EAGLWING, L.P.,
SEMGROUP HOLDINGS, L.P.

AND

SEMGROUP ENERGY PARTNERS, L.P.,
SEMGROUP ENERGY PARTNERS G.P., L.L.C.,
SEMGROUP ENERGY PARTNERS OPERATING, L.L.C.,
SEMGROUP ENERGY PARTNERS, L.L.C.,
SEMGROUP CRUDE STORAGE, L.L.C.,
SEMPIPE G.P., L.L.C.,
SEMPIPE, L.P.
SGLP MANAGEMENT, INC.
SEMMATERIALS ENERGY PARTNERS, L.L.C.

EFFECTIVE AS OF 11:59 PM CDT MARCH 31, 2009

                        TABLE OF CONTENTS                                                                                                                         Page

ARTICLE I	SETTLEMENT TRANSACTIONS	2
1.1	The Transactions	2
1.2	SemMaterials Transactions	3
1.3	Employees	5
1.4	Release of Liens	5
ARTICLE II	TREATMENT OF CERTAIN CONTRACTS IN BANKRUPTCY PROCEEDINGS	6
2.1	Rejection of Contracts	6
2.2	Allowed Claims	7
2.3	Termination of Guaranties	7
ARTICLE III	MUTUAL RELEASES	7
3.1	General Release of Certain Claims by SGLP Parties	7
3.2	General Release of Certain Claims by SemGroup Parties	8
3.3	Release of Certain Claims by SGLP Parties	8
ARTICLE IV	REPRESENTATIONS AND WARRANTIES OF SEMGROUP PARTIES	9
4.1	Organization and Good Standing	9
4.2	Authorization of Settlement Agreement and Transaction Documents	9
4.3	No Violation; Consents	9
4.4	Title to Property	9
4.5	Brokerage Fees	10
4.6	Acknowledgement of SemGroup Parties	10
4.7	Limitation of Representations and Warranties	10
ARTICLE V	REPRESENTATIONS AND WARRANTIES OF SGLP PARTIES	11
5.1	Organization and Good Standing	11
5.2	Authorization of Agreement and Transaction Documents	11
5.3	No Violation; Consents	11
5.4	Title to Property	11
5.5	Brokerage Fees	12
5.6	Acknowledgement of SGLP Parties	12
5.7	Limitation of Representations and Warranties	12
ARTICLE VI	ADDITIONAL COVENANTS	12
6.1	Expenses	12
6.2	Mutual Cooperation	13
6.3	Taxes	13
6.4	Tax Allocation	13
ARTICLE VII	MISCELLANEOUS	14
7.1	Effect of this Agreement	14
7.2	Binding Effect; Successors	14
7.3	Submission to Jurisdiction	15
7.4	Waiver of Jury Trial	15
7.5	Entire Agreement	16
7.6	Amendments and Waivers	16
7.7	Governing Law	16
7.8	Notices	17
7.9	Severability	18
7.10	Counterparts	18
7.11	Captions	18
7.12	Interpretation	18
7.13	Third Party Beneficiaries	18

Exhibits

Exhibit A                      Kansas Transfer Documents
Exhibit B                      Shared Services Agreement
Exhibit C                      SCADA Transfer Document
Exhibit D-1                                Oklahoma City Lease
Exhibit D-2                                Cushing Lease
Exhibit E                      Line Fill and Tank Bottoms Transfer Document
Exhibit F                      New Throughput Agreement
Exhibit G-1                                SGLP Dropdown Transfer Documents
Exhibit G-2                                SemGroup Dropdown Transfer Documents
Exhibit H                      Cushing Land Rights Agreements
Exhibit I                      Trademark License Agreement
Exhibit J                      Asphalt Transfer Documents
Exhibit K                      New Terminalling Agreement
Exhibit L                      New Terminal Access Agreement
Exhibit M                                SemMaterials Transition Services Agreement
Exhibit N                      SemMaterials Software
Exhibit O                      SemMaterials Software Transfer Agreement
Exhibit P                      Final Order
Exhibit Q                      Kansas Pipeline
Exhibit R                      SemGroup Lender Release
Exhibit S                      SGLP Lender Release

MASTER AGREEMENT

This Master Agreement (this “Agreement”), is entered into on April 7, 2009, to be effective as of 11:59 PM CDT March 31, 2009 (the “Effective Date”), by and among SemGroup, L.P. (“SemGroup”), SemManagement, L.L.C. (“SemManagement”), SemOperating G.P., L.L.C. (“SemOperating”), SemMaterials, L.P. (“SemMaterials”), K.C. Asphalt, L.L.C. (“KC Asphalt”), SemCrude, L.P. (“SemCrude”), Eaglwing, L.P. (“Eaglwing”), SemGroup Holdings, L.P. (“SemGroup Holdings”), SemGroup Energy Partners, L.P. (“SGLP”), SemGroup Energy Partners G.P., L.L.C. (“SGLP GP”), SemGroup Energy Partners Operating, L.L.C. (“SGLP Operating”), SemGroup Energy Partners, L.L.C. (“SGEP”), SemGroup Crude Storage, L.L.C. (“Crude Storage”), SemPipe, L.P. (“SemPipe LP”), SemPipe G.P., L.L.C. (“SemPipe”), SGLP Management, Inc. (“SGLP Management”) and SemMaterials Energy Partners, L.L.C. (“SMEP”).  SemGroup, SemManagement, SemOperating, SemMaterials, KC Asphalt, SemCrude, Eaglwing and SemGroup Holdings are collectively referred to as the “SemGroup Parties.”  SGLP, SGLP GP, SGLP Operating, SGEP, Crude Storage, SemPipe LP, SemPipe, SGLP Management and SMEP are collectively referred to as the “SGLP Parties.”  The SemGroup Parties and the SGLP Parties are collectively referred to as the “Parties” and individually referred to as a “Party”.

Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in attached Appendix A, which  is incorporated herein by reference.

PRELIMINARY STATEMENTS

WHEREAS, the Parties have engaged in extensive, arms’ length and good faith negotiations and discussions concerning a global settlement;

WHEREAS, the Parties signed that certain term sheet on March 6, 2009 (the “Term Sheet”), which set forth the principal terms of a settlement agreement;

WHEREAS, the Bankruptcy Court approved the Term Sheet on March 12, 2009;

WHEREAS, the Parties now desire to enter into a series of agreements to compromise and settle all matters among them as described in the Term Sheet and to effect the transactions described therein (the “Transactions”); and

WHEREAS, the Parties acknowledge and agree that the compromise and settlement reflected herein constitutes the exchange of reasonably equivalent value between the Parties to settle the matters among them as described in the Term Sheet and is both fair and reasonable to all the Parties.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants, representations and warranties set forth in this Agreement and for other good, valid and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Agreement, intending to be legally bound, hereby agree as follows:

ARTICLE I

SETTLEMENT TRANSACTIONS

1.1 The Transactions.  The following Transactions, among others referenced herein, are occurring concurrently with the execution of this Agreement by the Parties, to be effective as of the Effective Date.

(a) Transfer of Kansas Assets.  SGEP and its Affiliates are transferring the KC Crude Transferred Assets to SemCrude by executing and delivering the documents listed on Exhibit A hereto (the “Kansas Transfer Documents”).

(b) Shared Services Agreement.  SGEP, SemCrude and certain of their Affiliates are executing and delivering the shared services agreement attached hereto as Exhibit B (the “Shared Services Agreement”).

(c) SCADA Agreements.  SGEP and its Affiliates are transferring to SemCrude and its Affiliates all of their rights, title and interest, in and to the SCADA System by executing and delivering the bill of sale attached as Exhibit C hereto (the “SCADA Transfer Document”).  SGEP, SemCrude and certain of their Affiliates are also executing and delivering the Shared Services Agreement, which includes SCADA Services on Exhibit C thereto.

(d) Office Leases.  SGLP, SemCrude and certain of their Affiliates are executing and delivering (i) the lease attached hereto as Exhibit D-1 (the “Oklahoma City Lease”) regarding the lease by SemCrude of SGLP’s office space in the Oklahoma City operations building for its employees and equipment and (ii) the lease attached hereto as Exhibit D-2 (the “Cushing Lease”) regarding the lease by SemCrude of SGLP’s office space in the interchange building, one lab building and two maintenance buildings located in Cushing, Oklahoma for its employees and equipment.

(e) Line Fill and Tank Bottoms.  SemCrude is transferring to SGEP as of the Effective Date 355,000 Barrels of crude oil owned by SemCrude and located in the pipelines or storage tanks of the SGLP Parties as of the Effective Date (the “Line Fill and Tank Bottoms”).  If SemCrude does not own 355,000 Barrels of Line Fill and Tank Bottoms as of the Effective Date, then SemCrude will transfer Barrels located at other mutually convenient locations in order to achieve the total of 355,000 Barrels (the “Additional Barrels”).   The Line Fill and Tank Bottoms and the Additional Barrels, if any, will be transferred by SemCrude executing and delivering the bill of sale attached as Exhibit E hereto (the “Line Fill and Tank Bottoms Transfer Document”), which sets forth the number of Barrels being transferred at each location.  The SGLP Parties hereby acknowledge and agree that after the execution of this Agreement, SemCrude will continue to own its Barrels of crude oil located in the pipelines or storage tanks of the SGLP Parties (other than the Line Fill and Tank Bottoms and, if any, the Additional Barrels), which Barrels will be delivered to SemCrude at its direction pursuant to the New Throughput Agreement.  The Parties will agree on the inventory process to be utilized to determine the number of Barrels owned by SemCrude after the Effective Date, which process shall be in accordance with customary industry practice.

(f) Throughput Agreement.  SemCrude and SGLP are executing and delivering the throughput agreement attached hereto as Exhibit F (the “New Throughput Agreement”).

(g) Dropdown Items.

(i) SGEP and its Affiliates are transferring to SemCrude and its Affiliates the SGLP Outstanding Items to the SemGroup Parties by executing and delivering the documents listed on Exhibit G-1 hereto (the “SGLP Dropdown Transfer Documents”).

(ii) SemCrude and its Affiliates are transferring to SGEP and its Affiliates the SemGroup Outstanding Items to the SGLP Parties by executing and delivering the documents listed on Exhibit G-2 hereto (the “SemGroup Dropdown Transfer Documents”).

(h) Cushing Land Rights Agreements.  SGLP, SemCrude and its respective Affiliates are executing and delivering the deeds, easements and memoranda listed on Exhibit H hereto (the “Cushing Land Rights Agreements”) to evidence the Parties’ respective land rights at Cushing, Oklahoma.

(i) Trademark License Agreements.  SGLP and its Affiliates are executing and delivering the trademark license agreement attached hereto as Exhibit I (the “Trademark License Agreement”) regarding the license of certain trademarks by the SGLP Parties on and after the Effective Date.

(j) Transfer of Asphalt Transferred Assets.  SemMaterials and its Affiliates are transferring the Asphalt Transferred Assets to SMEP and its Affiliates by executing and delivering the documents listed on Exhibit J hereto (the “Asphalt Transfer Documents”).

(k) Terminalling and Storage Agreement.  SemMaterials and SMEP are executing and delivering the terminalling and storage agreement attached hereto as Exhibit K (the “New Terminalling Agreement”).

(l) Terminal Access and Use Agreement.  SemMaterials and SMEP are executing and delivering the terminal access and use agreement attached hereto as Exhibit L (the “New Terminal Access Agreement”).

(m) Transition Services Agreement.  SemMaterials and SMEP are executing and delivering the transition services agreement attached hereto as Exhibit M (the “SemMaterials Transition Services Agreement”).

1.2 SemMaterials Transactions.  In connection with the orderly wind down of SemGroup’s SemMaterials operations, the Parties will enter into the following agreements:

(a) SGLP shall have the option (the “SemMaterials Contracts Option”) to have the SemGroup Parties transfer any of their existing subleases, storage agreements or leases with third parties relating to the Asphalt Transferred Assets (the “Asphalt Third Party Contracts”) to the SGLP Parties pursuant to the following terms and conditions:

(i) Promptly after the date hereof, SGLP will notify SemMaterials if it is aware of any Asphalt Third Party Contract that it wishes to assume and SemMaterials will provide information as reasonably requested by SGLP with respect to any Asphalt Third Party Contract, including whether any Asphalt Third Party Contract is needed by the SemGroup Parties in connection with its SemMaterials wind down and the cure and any other payments required in connection with the assumption and assignment of each Asphalt Third Party Contract;

(ii) To exercise the SemMaterials Contracts Option, SGLP must promptly deliver written notice to SemGroup of such exercise specifying each Asphalt Third Party Contracts to be assumed no later than April 30, 2009 (the “Contracts Option Deadline”).  If SGLP exercises the SemMaterials Contracts Option with respect to any Asphalt Third Party Contract, and if such Asphalt Third Party Contract is assumed and assigned, then SGLP will be solely responsible for any cure or other payments required in connection with the assumption and assignment of such Asphalt Third Party Contract, regardless of when such assumption and assignment occurs or when such payment is due;

(iii) Upon receipt of written notice and payment from SGLP exercising the SemMaterials Contracts Option, the SemGroup Parties shall promptly file a motion with the Bankruptcy Court seeking to assume and assign all identified Asphalt Third Party Contracts free and clear of any Liens; and

(iv) If SemGroup does not receive such written notice as to any Asphalt Third Party Contract by the Contracts Option Deadline, then SGLP shall have waived its rights to have such Asphalt Third Party Contract assigned to it and the SemGroup Parties shall be permitted to accept or reject any Asphalt Third Party Contract in their sole discretion.

(b) SGLP shall have the option (the “SemMaterials Software Option”) to have the SemGroup Parties transfer any of the asphalt front-office systems and related software licenses described on Exhibit N hereto (the “SemMaterials Software”), to the extent permissible, to the SGLP Parties pursuant to the following terms and conditions:

(i) SemMaterials shall retain the SemMaterials Software in connection with the orderly wind down of its operations;

(ii) Promptly after the date hereof, SGLP will notify SemMaterials if it is aware of any SemMaterials Software that it wishes to assume and SemMaterials will provide information as reasonably requested by SGLP with respect to the SemMaterials Software, including (1) the date on which SemMaterials will no longer need to use the SemMaterials Software (the “Software Transfer Date”), (2) the cure and any other payments required in connection with the assumption and assignment of any contracts related to the SemMaterials Software (the “Software Third Party Contracts”), and (3) the amount of any prepaid maintenance, licensing or other costs related to the SemMaterials Software paid or to be paid by the SemGroup Parties as of the Software Transfer Date (the “Software Transfer Costs”);

(iii) To exercise the SemMaterials Software Option, SGLP must deliver written notice of such exercise to SemGroup no later than April 30, 2009 (the “Software Option Deadline”).  If SGLP exercises the SemMaterials Software Option with respect to any Software Third Party Contract, and if such Software Third Party Contract is assumed and assigned, then SGLP will be solely responsible for any cure or other payments required in connection with the assumption and assignment of such Software Third Party Contract, regardless of when such assumption and assignment occurs or when such payment is due;
4

(iv) Upon receipt of written notice and payment from SGLP exercising the SemMaterials Software Option, the SemGroup Parties shall promptly file a motion with the Bankruptcy Court seeking to assume and assign all identified Software Third Party Contracts free and clear of any Liens; and

(v) If SGLP exercises the SemMaterials Software Option, then on the Software Transfer Date, and subject to any restrictions on transfer, SemMaterials, SMEP and certain of their Affiliates will execute and deliver the transfer agreement attached hereto as Exhibit O (the “SemMaterials Software Transfer Agreement”) relating to the transfer of the SemMaterials Software to the SGLP Parties and the SGLP Parties shall pay to the SemGroup Parties an amount equal to the Software Transfer Costs.

1.3 Employees.

(a) The Parties hereby acknowledge and agree that SGLP has made offers of employment to individuals as agreed with SemGroup.

(b) For a period of one (1) year following the date hereof, the SGLP Parties shall not directly or indirectly, through any Affiliate, officer, director, stockholder, member, partner, agent or otherwise, cause, solicit, induce or encourage any employee of a SemGroup Party after the date hereof to leave such employment or solicit the employment of or employ or retain as a consultant any such employee; provided, however, that the hiring of any such employee that the Parties mutually agree can be offered employment by the SGLP Parties and the hiring of any such employee through the use of general advertisements in publications (including external websites) shall be deemed not to violate this provision.

(c) For a period of one (1) year following the date hereof, the SemGroup Parties shall not directly or indirectly, through any Affiliate, officer, director, stockholder, member, partner, agent or otherwise, cause, solicit, induce or encourage any employee of a SGLP Party after the date hereof to leave such employment or solicit the employment of or employ or retain as a consultant any such employee; provided, however, that the hiring of any such employee that the Parties mutually agree can be offered employment by the SemGroup Parties and the hiring of any such employee through the use of general advertisements in publications (including external websites) shall be deemed not to violate this provision.

1.4 Release of Liens.

(a) The SGLP Parties will deliver the SGLP Lender Release evidencing the release of any Liens of the SGLP Lenders on the SGLP Transferred Assets (as defined herein).  As soon as practicable after the date hereof, (i) the SemGroup Parties will file the appropriate documents to evidence the release of the SGLP Lenders’ Liens on the SGLP Transferred Assets and (ii) the SemGroup Parties will file a notice of bankruptcy filing of the SemGroup Parties in the relevant jurisdictions.

(b) The SemGroup Parties will deliver the SemGroup Lender Release confirming the removal of any Liens of the SemGroup Lenders on the SemGroup Transferred Assets (as defined herein).  The SemGroup Parties will use their commercially reasonable efforts to work with the SemGroup Lenders to take all reasonable action to confirm the removal of any and all Liens on the SemGroup Transferred Assets by the SemGroup Lenders.  As soon as practicable after the date hereof, (i) the SGLP Parties will file the appropriate documents to evidence the release of the SemGroup Lenders’ Liens on the SemGroup Transferred Assets and (ii) the SGLP Parties will file the SGLP Lender Security Documents.

ARTICLE II

TREATMENT OF CERTAIN CONTRACTS
IN BANKRUPTCY PROCEEDINGS

2.1 Rejection of Contracts.

(a) Pursuant to the Final Order, the Terminalling and Storage Agreement, the Throughput Agreement, the Omnibus Agreement, the Terminal Access and Use Agreement and the SemGroup Guaranty (collectively, the “Rejected Contracts”) shall be deemed rejected effective as of the Effective Date in accordance with the provisions of section 365 of the Bankruptcy Code.  The Parties agree that each Party that is a party to any Rejected Contract shall be relieved of any obligation to such other Parties as are party thereto to make any payments, including payment on any prepetition or postpetition Claim for damages or otherwise, under the Rejected Contracts or to otherwise perform under such agreements for the benefit of any such other Party; provided that (i) the SGLP Parties shall be entitled to payment in the Bankruptcy Cases with respect to the Allowed Claims (as defined herein) and (ii) the SemGroup Parties will be responsible for all amounts owing to the SGLP Parties, and the SGLP Parties will be responsible for all amounts owing to the SemGroup Parties, under each Rejected Contract for periods up to the date that such contract is rejected, which amounts may be netted in accordance with the September Order.  The Parties hereby acknowledge and agree that the following waivers apply for the period from March 1, 2009 through March 31, 2009: (1) SGLP and its Affiliates hereby waive amounts due by SemGroup and its Affiliates under the Terminalling and Storage Agreement, (2) SemGroup and its Affiliates hereby waive the administrative fee due by SGLP and its Affiliates under the Omnibus Agreement and (3) SemGroup and its Affiliates hereby waive the charges for operational services related solely to SemMaterials due by SGLP and its Affiliates under the Omnibus Agreement.

(b) The Parties acknowledge and agree that all amounts owed by any SGLP Party under the Omnibus Agreement prior to the Filing Date shall be netted against all amounts owed by any SemGroup Party under the Terminalling and Storage Agreement and the Throughput Agreement for services provided prior to the Filing Date.  The Parties hereby waive any remaining positive balance owing under the Rejected Contracts after such netting of pre-Filing Date account balances, regardless of whether the balance is owing to the SemGroup Parties, on the one hand, or the SGLP Parties, on the other hand.

(c) Subject to Section 2.2 below, each proof of claim filed by or on behalf of any Parties hereto against the SemGroup Parties in connection with the Rejected Contracts shall be deemed irrevocably withdrawn, with prejudice, and to the extent applicable expunged and all claims set forth therein disallowed in their entirety.

2.2 Allowed Claims.  Pursuant to the Final Order, the following claims shall be allowed as general unsecured claims in the Bankruptcy Cases:

(a) SMEP will have a general unsecured claim against SemMaterials, KC Asphalt and SemGroup (joint and several) in the amount of $35,000,000 as a result of the rejection of the Terminalling and Storage Agreement (the “Terminalling Agreement Allowed Claim”); and

(b) SGLP and SGEP will have a general unsecured claim against SemCrude, Eaglwing and SemGroup  (joint and several) in the amount of $20,000,000 as a result of the rejection of the Throughput Agreement (the “Throughput Agreement Allowed Claim”).

2.3 Termination of Guaranties.  Effective as of the Effective Date, the SGLP Guaranty and the SemGroup Guaranty (if and to the extent not deemed to be an executory contract and rejected pursuant to Section 2.1 hereof) shall be deemed terminated with respect to the Parties and each Party that is a party thereto shall be relieved of any obligation to such other Parties as are party thereto to make any payments, including, without limitation, payment on any prepetition or postpetition Claim for damages or otherwise, under such terminated guaranties or to otherwise perform under such guaranties for the benefit of any such other Party.

ARTICLE III

MUTUAL RELEASES

3.1 General Release of Certain Claims by SGLP Parties.  Effective as of the execution of this Agreement, each of the SGLP Parties, on its own behalf and on behalf of each of its respective Affiliates, subsidiaries, members, managers, partners, principals, parent companies, stockholders, officers, employees, creditors, directors, agents, representatives, attorneys, successors and assigns, hereby knowingly and voluntarily, generally, fully, unconditionally, absolutely, finally and forever waives, releases, acquits and discharges each of the SemGroup Parties and the SemGroup Lenders, solely in their capacity as a lender of the SemGroup Parties (or an agent to such lender or lenders), together with each of the SemGroup Parties’ and the SemGroup Lenders’ respective Affiliates, subsidiaries, members, managers, partners, principals, parent companies, stockholders, post-Filing Date financial advisors, attorneys, bankruptcy estates, successors and assigns (collectively, the “SemGroup Released Parties”), from, and covenants not to sue each of the SemGroup Released Parties for or on, and holds each of the SemGroup Released Parties harmless against, any and all Claims relating or attributable to, or arising out of or in connection with, (i) the transfer of assets by the SGLP Parties pursuant to or in connection with the Dropdown Agreements, including the SGLP Outstanding Items (the “SemGroup Dropdown Assets”), and the transactions related thereto or the ownership, operation or maintenance of any of the SemGroup Dropdown Assets by the SemGroup Parties and (ii) the Rejected Contracts and the transactions related thereto (the “Released Contract Claims”), including for rejection damages (collectively, the “Specified SGLP Released Claims”).  Notwithstanding anything to the contrary herein, this release shall not release or discharge (x) any Claims other than the Specified SGLP Released Claims, (y) any Claims against any officers, directors, employees, managers or outside accountants of any of the SemGroup Parties or (z) any Claims relating to or arising out of this Agreement, including those described in Section 2.1(a), 2.2(a) and 2.2(b), or any of the Transaction Documents.

3.2 General Release of Certain Claims by SemGroup Parties.  Effective as of the execution of this Agreement, each of the SemGroup Parties, on its own behalf and on behalf of each of its respective bankruptcy estates, Affiliates, subsidiaries, members, managers, partners, principals, parent companies, stockholders, officers, employees, creditors, directors, agents, representatives, attorneys, successors and assigns, hereby knowingly and voluntarily, generally, fully, unconditionally, absolutely, finally and forever waives, releases, acquits and forever discharges each of the SGLP Parties and the SGLP Lenders, solely in their capacity as a lender of the SGLP Parties (or an agent to such lender or lenders), together with each of the SGLP Parties’ and SGLP Lenders’ respective Affiliates, subsidiaries, members, managers, partners, principals, parent companies, stockholders, post-Filing Date financial advisors, attorneys, successors and assigns (collectively, the “SGLP Released Parties”), from, and covenants not to sue each of the SGLP Released Parties for or on, and holds each of the SGLP Released Parties harmless against, any and all Claims, including, without limitation, any claims under Chapter 5 of the Bankruptcy Code, relating or attributable to, or arising out of or in connection with (i) the transfer of assets by the SemGroup Parties pursuant to or in connection with the Dropdown Agreements, including the  SemGroup Outstanding Items (the “SGLP Dropdown Assets”), and the transactions related thereto or the ownership, operation or maintenance of any of the SGLP Dropdown Assets by the SGLP Parties and (ii) the Released Contract Claims, including any Claims under Chapter 5 of the Bankruptcy Code for payments made under the Rejected Contracts (collectively, the “Specified SemGroup Released Claims”).  Notwithstanding anything to the contrary herein, this release shall not release or discharge (x) any Claims other than the Specified SemGroup Released Claims, (y) any Claims against any officers, directors, employees, managers or outside accountants of any of the SGLP Parties or (z) any Claims relating to or arising out of this Agreement, including those described in Section 2.1(a), 2.2(a) and 2.2(b), or any of the Transaction Documents.

3.3 Release of Certain Claims by SGLP Parties.  Effective as of the execution of this Agreement, each of the SGLP Parties, on its own behalf and on behalf of each of its respective Affiliates, subsidiaries, members, managers, partners, principals, parent companies, stockholders, officers, employees, creditors, directors, agents, representatives, attorneys, successors and assigns, hereby knowingly and voluntarily, generally, fully, unconditionally, absolutely, finally and forever waives, releases, acquits and discharges the SemGroup Released Parties from, and covenants not to sue each of the SemGroup Released Parties for or on, and holds each of the SemGroup Released Parties harmless against, any and all Claims which exist prior to or exist as of the Effective Date, against (i) the Existing Asphalt Inventory and any proceeds thereof or (ii) the crude inventory of the SemGroup Parties located in pipelines or storage tanks of the SGLP Parties (other than the Line Fill and Tank Bottoms and, if any, the Additional Barrels) and any proceeds thereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SEMGROUP PARTIES

Each SemGroup Party hereby represents and warrants, as to itself, to each SGLP Party as of the date hereof as follows:

4.1 Organization and Good Standing.  Each SemGroup Party is duly formed, validly existing and in good standing under the laws of the state of its formation.

4.2 Authorization of Settlement Agreement and Transaction Documents.  Each SemGroup Party has the requisite corporate, partnership or limited liability company power and authority, as applicable, to execute this Agreement and the other Transaction Documents to which it is a party, and to consummate the Transactions contemplated by this Agreement and the other Transaction Documents to which it is a party.  The execution and delivery by each SemGroup Party of this Agreement and the other Transaction Documents to which it is a party and the consummation by each SemGroup Party of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, on the part of each SemGroup Party and by the Bankruptcy Court.  This Agreement and the other Transaction Documents to which it is a party have been or will be duly executed and delivered by each SemGroup Party, and, assuming due execution and delivery by each SGLP Party which is a party thereto, constitute valid and binding obligations of such SemGroup Party, enforceable against such SemGroup Party in accordance with their respective terms, except that such enforceability may be limited by equitable principles which may limit the availability of certain equitable remedies (such as specific performance).

4.3 No Violation; Consents.  The execution and delivery of this Agreement and the consummation of the transactions contemplated by each of the SemGroup Parties does not and will not (a) conflict with or violate the provisions of the certificate of incorporation or bylaws, or certificate of limited partnership or limited partnership agreement, or certificate of formation or limited liability company agreement, as applicable, of any SemGroup Party, (b) violate any Applicable Law and (c) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or require the consent of any other party to any contract to which any of the SemGroup Parties is a party or by which any of their assets may be bound (other than any that are not enforceable against the SemGroup Parties by reason of their bankruptcy filings).

4.4 Title to Property.  The execution and delivery by the SemGroup Parties of the SemGroup Dropdown Transfer Documents, the Line Fill and Tank Bottoms Transfer Document and the Asphalt Transfer Documents (collectively, the “SemGroup Transfer Documents”) conveys, subject to any requisite governmental filings, to the SGLP Parties good title to, respectively, the SemGroup Outstanding Items, the Line Fill and Tank Bottoms and the Asphalt Transferred Assets (collectively, the “SemGroup Transferred Assets”), free and clear of any and all Liens and interests (ownership or otherwise) of any other Person, and liabilities, pursuant to sections 105(a), 363(f) and 365 of the Bankruptcy Code and will be a legal, valid and effective transfer of the SemGroup Transferred Assets.  The foregoing representation and warranty regarding title to the SemGroup Transferred Assets is hereby qualified by Permitted Exceptions, if any, but such qualification is not intended to limit the scope of paragraph 8 of the Initial Order.  Each SemGroup Party acknowledges and agrees that such SemGroup Party forever disclaims any right, title or interest of any nature, whether legal, equitable, beneficial, or otherwise, in any of the SemGroup Transferred Assets and agrees that all of its respective current and future rights, title and interests therein have been fully conveyed to the SGLP Parties without any reservation of interest of any nature.  Notwithstanding anything to the contrary herein, this paragraph shall not be construed as providing a warranty as to the title to the SemGroup Transferred Assets.

4.5 Brokerage Fees.  No SemGroup Party has retained any financial advisor, broker, agent, or finder or paid or agreed to pay any financial advisor, broker, agent, or finder specifically on account of this Agreement or the Transactions contemplated hereby for which any SGLP Party shall have any responsibility or liability.

4.6 Acknowledgement of SemGroup Parties.  Each of the SemGroup Parties acknowledges that: (i) it has relied on its own independent investigation, and has not relied on any information or representations furnished by the SGLP Parties or any representative or agent thereof with respect to the Rejected Contracts or the Dropdown Agreements or in determining whether or not to enter into this Agreement, other than the representations set forth in this Agreement, (ii) it has conducted its own due diligence, including a review of the Rejected Contracts, Dropdown Agreements and Applicable Law in connection therewith, as well as undertaken the opportunity to review information, ask questions and receive satisfactory answers concerning the Rejected Contracts, Dropdown Agreements and the terms and conditions of this Agreement, (iii) it possesses the knowledge, experience and sophistication to allow it to fully evaluate and accept the merits and risks of entering into the transactions contemplated by this Agreement and (iv) it has made its own independent determination in light of its economic interests to reject each of the Rejected Contracts.

4.7 Limitation of Representations and Warranties.  THE SEMGROUP TRANSFERRED ASSETS ARE BEING TRANSFERRED AND ACCEPTED IN THEIR CURRENT CONDITION, “AS IS, WHERE IS AND WITH ALL FAULTS” AND EXCEPT AS MAY BE SPECIFICALLY SET FORTH HEREIN, WITHOUT REPRESENTATION OR WARRANTY OR INDEMNIFICATION OF ANY KIND, EXPRESS OR IMPLIED, EACH AND ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED BY THE SEMGROUP PARTIES, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO QUALITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE. EACH OF THE VARIOUS TRANSFER DOCUMENTS TO BE DELIVERED TO THE SGLP PARTIES CONCURRENTLY HEREWITH SHALL CONTAIN A DISCLAIMER TO THIS EFFECT. THE PARTIES AGREE THAT THIS PROVISION IS A MATERIAL PART OF THIS SETTLEMENT AGREEMENT AND HAS BEEN BARGAINED FOR.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SGLP PARTIES

Each of the SGLP Parties hereby represents and warrants, as to itself, to the SemGroup Parties as of the date hereof as follows:

5.1 Organization and Good Standing.  Each SGLP Party is duly formed, validly existing and in good standing under the laws of the state of its formation.

5.2 Authorization of Agreement and Transaction Documents.  Each SGLP Party has the requisite corporate, partnership or limited liability company power and authority, as applicable, to execute this Agreement and the other Transaction Documents to which it is a party, and to consummate the Transactions contemplated by this Agreement and the other Transaction Documents to which it is a party.  The execution and delivery by each SGLP Party of this Agreement and the other Transaction Documents to which it is a party and the consummation by each SGLP Party of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, on the part of such SGLP Party.  This Agreement and the other Transaction Documents to which it is a party have been or will be duly executed and delivered by each SGLP Party and, assuming such agreements constitute a valid and binding obligation of each SemGroup Party which is a party thereto (and subject to any necessary approval from the Bankruptcy Court), are valid and binding obligations of such SGLP Party enforceable against it in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application affecting enforcement of creditors’ rights generally, and (b) general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

5.3 No Violation; Consents.  The execution and delivery of this Agreement and the consummation of the transactions contemplated by each of the SGLP Parties does not and will not (a) conflict with or violate the provisions of the certificate of incorporation or bylaws, or certificate of limited partnership or limited partnership agreement, or certificate of formation or limited liability company agreement, as applicable, of any SGLP Party, (b) violate any Applicable Law and (c) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or require the consent of any other party to any contract to which any of the SGLP Parties is a party, which consent has not been obtained as of the date hereof.

5.4 Title to Property.  The execution and delivery by the SGLP Parties of the SGLP Dropdown Transfer Documents, the Kansas Transfer Documents and the SCADA Transfer Document (collectively, the “SGLP Transfer Documents”) conveys, subject to any requisite governmental filings, to the SemGroup Parties good title to, respectively, the SGLP Outstanding Items, the KS Crude Transferred Assets and the SCADA System (collectively, the “SGLP Transferred Assets”), free and clear of any and all Liens (other than Permitted Exceptions) and interests (ownership or otherwise) of any other Person and liabilities, and will be a legal, valid and effective transfer of the SGLP Transferred Assets. Each SGLP Party acknowledges and agrees that such SGLP Party forever disclaims any right, title or interest of any nature, whether legal, equitable, beneficial, or otherwise, in any of the SGLP Transferred Assets and agrees that all of its respective current and future rights, title and interests therein have been fully conveyed to the SemGroup Parties without any reservation of interest of any nature.  Notwithstanding anything to the contrary herein, this paragraph shall not be construed as providing a warranty as to the title to the SGLP Transferred Assets.

5.5 Brokerage Fees.  No SGLP Party has retained any financial advisor, broker, agent, or finder or paid or agreed to pay any financial advisor, broker, agent, or finder specifically on account of this Agreement or the Transactions contemplated hereby for which any SemGroup Party shall have any responsibility or liability.

5.6 Acknowledgement of SGLP Parties.  Each of the SGLP Parties acknowledges that: (i) it has relied on its own independent investigation, and has not relied on any information or representations furnished by the SemGroup Parties or any representative or agent thereof with respect to the Rejected Contracts or the Dropdown Agreements or in determining whether or not to enter into this Agreement, other than the representations set forth in this Agreement, (ii) it has conducted its own due diligence, including a review of the Rejected Contracts, Dropdown Agreements and Applicable Law in connection therewith, as well as undertaken the opportunity to review information, ask questions and receive satisfactory answers concerning the Rejected Contracts, Dropdown Agreements and the terms and conditions of this Agreement, (iii) it possesses the knowledge, experience and sophistication to allow it to fully evaluate and accept the merits and risks of entering into the transactions contemplated by this Agreement and (iv) it has made its own independent determination in light of its economic interests to accept the amount of the Allowed Claims with respect to the Rejected Contracts.

5.7 Limitation of Representations and Warranties.  THE SGLP TRANSFERRED ASSETS ARE BEING TRANSFERRED AND ACCEPTED IN THEIR CURRENT CONDITION, “AS IS, WHERE IS AND WITH ALL FAULTS” AND EXCEPT AS MAY BE SPECIFICALLY SET FORTH HEREIN, WITHOUT REPRESENTATION OR WARRANTY OR INDEMNIFICATION OF ANY KIND, EXPRESS OR IMPLIED, EACH AND ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED BY THE SGLP PARTIES, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO QUALITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE. EACH OF THE VARIOUS TRANSFER DOCUMENTS TO BE DELIVERED TO THE SEMGROUP PARTIES CONCURRENTLY HEREWITH SHALL CONTAIN A DISCLAIMER TO THIS EFFECT. THE PARTIES AGREE THAT THIS PROVISION IS A MATERIAL PART OF THIS SETTLEMENT AGREEMENT AND HAS BEEN BARGAINED FOR.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Expenses.  Except as otherwise set forth in this Agreement, each Party shall bear its own expenses incurred in connection with the negotiation and execution of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, obtaining the Final Order.  Except as provided in Section 6.3 hereof, all sales, use, transfer, filing, recordation, registration and similar Taxes and fees arising from or associated with any particular transfer of assets under this Agreement shall be borne by the Party who owns such transferred assets after giving effect to the Transactions contemplated by this Agreement, to the extent such Taxes are not discharged by the Bankruptcy Court or otherwise relieved.  If a SemGroup Party pays any such Taxes and fees that are allocated to a SGLP Party, or a SGLP Party pays any such Taxes and fees that are allocated to a SemGroup Party, then the SGLP Party or the SemGroup Party, as applicable, shall reimburse promptly upon demand the SemGroup Party or the SGLP Party, as applicable, for such documented Taxes and fees.  To the extent any ad valorem Taxes are payable on any assets transferred pursuant to this Agreement, the Party owning such asset at the time such Tax statement is received shall be responsible for paying such Taxes and shall be entitled to seek reimbursement from the other Party for its allocated portion of such Taxes.  For clarification, if an asset was transferred from a SGLP Party to a SemGroup Party on the Effective Date, then the SGLP Party would pay the ad valorem Taxes for the fiscal year ended December 31, 2009 and would seek reimbursement of 25% of such ad valorum Taxes from the SemGroup Party.

6.2 Mutual Cooperation.  On and after the date hereof, each of the Parties agrees to use its commercially reasonable efforts to take, or cause their respective Affiliates to take, all action to do or cause to be done, and to assist and cooperate with each other Party in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transactions (in each case, to the extent that the same is within the control of such Party), including, without limitation, (i) compliance with any Bankruptcy Court approvals, consents and orders, (ii) the obtaining of all necessary waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain any approval or waiver from, or to avoid any action or proceeding by, any Governmental Authority, (iii) the obtaining of all necessary consents, approvals or waivers from third parties, (iv) the transfer (to the extent transferable) of all operating, environmental and regulatory permits associated with the SemGroup Transferred Assets or the SGLP Transferred Assets, as applicable, and (v) the defending of any lawsuits or any other legal proceedings whether judicial or administrative, challenging this Agreement or the consummation of the Transactions.

6.3 Taxes.  The Parties acknowledge and agree that, with respect to any Taxes owed in connection with any items transferred pursuant to the Dropdowns, the Party intended to have ownership interests after giving effect to the transactions contemplated by the relevant Dropdown Agreements shall be responsible for any Taxes relating to periods or portions thereof beginning after the effective date of the relevant Dropdown Agreement (in each case, a “Dropdown Effective Date”), and the Party transferring such ownership interests shall be responsible for any Taxes relating to periods or portions thereof ending on or prior to the relevant Dropdown Effective Date, in each case regardless of whether the transfer occurred as of such Dropdown Effective Date or as of the Effective Date.

6.4 Tax Allocation.  The Parties shall cooperate with each other in determining, and shall agree on the date hereof on the valuation of, those SGLP Transferred Assets and SemGroup Transferred Assets (if any) whose transfer hereunder is subject to sales, use, or other transfer Taxes under the applicable Laws of any jurisdiction (each, a "Taxable Asset").  The Parties acknowledge that the SemGroup Parties intend to engage a third party evaluator during the second quarter of 2009 to appraise all of the assets of the SemGroup Parties, including the SGLP Transferred Assets.  If the appraised value determined by such third party evaluator for any Taxable Asset is different than the value originally agreed to by the parties for such Taxable Asset then, if necessary under applicable Law, the Parties agree to amend any sales, use, or other transfer Tax return to reflect the appraised value determined by such third party evaluator.

ARTICLE VII

MISCELLANEOUS

7.1 Effect of this Agreement.  This Agreement and each of the terms contained herein have been entered into as a matter of settlement and compromise of disputes as to matters of fact and Applicable Law.  The settlement and compromise contained herein have been entered into solely to avoid the burden, expense, and uncertainty of litigation concerning the Parties’ respective positions on such matters.  Therefore, this Agreement shall not constitute, or be argued or asserted by any Party to constitute, any admission or acknowledgement of any fact or proposition of Law, of the occurrence or nonoccurrence of any event or of any liability or lack thereof on the part of any Party hereto.  It is expressly understood and agreed that this Agreement, and any negotiations or proceedings in connection herewith, do not constitute and may not be construed as, or deemed to be, either evidence or an admission or concession on the party of the SemGroup Parties or the SGLP Parties of any merit or lack of merit whatsoever as to any claims each Party has asserted respecting the matters expressly compromised herein.  The act of entering into or carrying out this Agreement and any negotiations or proceedings related thereto shall not be used, offered or received into evidence in any action or proceeding in any court, administrative agency or other tribunal for any purpose whatsoever other than to enforce or interpret the provisions of this Agreement; provided, however, that this Agreement may be filed or submitted by the SemGroup Parties or the SGLP Parties to support a claim of release, discharge or satisfaction.  The SemGroup Parties and the SGLP Parties each separately intend the settlement to be a final and complete resolution of all disputes between them with respect to the subject matter of this Agreement and the mutual releases herein.  Each of the Parties represents that it has not assigned or transferred to any Person any right to recovery for any claim or potential claim that otherwise would be released under this Agreement.

7.2 Binding Effect; Successors.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and the respective successors and assigns of each of the Parties, including, without limitation, any trustee hereinafter appointed in the Bankruptcy Cases as the representative of the estates of the SemGroup Parties, or any other representative of the SemGroup Parties who qualifies in a case under the Bankruptcy Code or in connection with any other state, provincial, or federal proceeding.  The terms and conditions of this Agreement shall survive:

(a) the entry of any subsequent Order converting any of the SemGroup Parties’ Bankruptcy Cases from chapter 11 of the Bankruptcy Code to chapter 7 of the Bankruptcy Code;

(b) the appointment of any trustee in any of the SemGroup Parties’ Bankruptcy Cases in any ensuing chapter 7 cases under the Bankruptcy Code;

(c) the confirmation of a plan of reorganization for any of the SemGroup Parties under the Bankruptcy Code;

(d) the dismissal of any of the SemGroup Parties’ Bankruptcy Cases or an Order withdrawing the reference from the Bankruptcy Court;

(e) an Order from the Bankruptcy Court abstaining from handling any of the SemGroup Parties’ Bankruptcy Cases; or

(f) a sale, assignment or other disposition of all or part of the SemGroup Parties’ assets or this Agreement to any third party and/or assignee.

7.3 Submission to Jurisdiction.

(a) Without limiting any Party’s right to appeal any Order of the Bankruptcy Court, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all Actions related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the Parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court and shall receive notices at such locations as indicated in Section 7.8; provided, however, that if a plan of reorganization has become effective in the Bankruptcy Cases, the Parties agree to and hereby unconditionally and irrevocably submit to the exclusive jurisdiction of any federal or state court in United States District Court for the Southern District of New York sitting in New York County or the Commercial Division, Civil Branch of the Supreme Court of the State of New York sitting in New York County and any appellate court from any thereof, for the resolution of any such claim or dispute.

(b) The Parties hereby unconditionally and irrevocably waive, to the fullest extent permitted by Applicable Law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in any court specified in paragraph (a) above, or any defense of inconvenient forum for the maintenance of such dispute.  Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each of the Parties hereto hereby consents to process being served by any Party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 7.8; provided, however, that such service shall not be effective until the actual receipt thereof by the Party being served.

7.4 Waiver of Jury Trial.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY).  EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS IN THIS AGREEMENT.

7.5 Entire Agreement.  This Agreement, the Exhibits hereto and the other Transaction Documents represent the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof and shall supersede the Term Sheet; provided, however, that in the event of any dispute, this Agreement, the Exhibits hereto and the other Transaction Documents shall be interpreted to be consistent with the SGLP Settlement Orders.

7.6 Amendments and Waivers.

(a) This Agreement, the Exhibits hereto and the other Transaction Documents can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement or any Transaction Document signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought.  The Parties hereby acknowledge and agree that, prior to the date that a plan of reorganization has become effective in the Bankruptcy Cases, a material amendment to this Agreement or any of the Transaction Documents requires the approval of the Bankruptcy Court.

(b) No action taken pursuant to this Agreement or any Transaction Document, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.  The waiver by any Party hereto of a breach of any provision of this Agreement or any other Transaction Document shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.  No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

7.7 Governing Law.  THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED, AND DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

7.8 Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed duly given (i) when delivered personally or by prepaid overnight courier, with a record of receipt, (ii) when actually received if mailed by certified mail, return receipt requested, or (iii) the day of transmission, if sent by facsimile or telecopy during regular business hours or the business day after transmission, if sent after regular business hours (with a copy promptly sent by prepaid overnight courier with record of receipt or by certified mail, return receipt requested), to the Parties at the following addresses or telecopy numbers (or to such other address or telecopy number as a Party may have specified by notice given to the other Party pursuant to this provision):

If to SemGroup Parties:

SemCrude, L.P.
Two Warren Place
6120 S. Yale Avenue, Suite 700
Tulsa, Oklahoma 74136
Phone:                      (918) 524-8100
Fax:  (918) 524-8290
Attention: Chief Financial Officer

With a copy to:

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Phone:                      214-746-7700
Fax:  214-746-7777
Attention:  Michael A. Saslaw, Esq.

If to SGLP Parties:

SemGroup Energy Partners, L.P.
Two Warren Place
6120 S. Yale Avenue, Suite 500
Tulsa, Oklahoma 74136
Phone: (918) 524-5500
Fax:  (918) 524-5805
Attention: Chief Financial Officer

With a copy to:

Baker Botts L.L.P.
2001 Ross Avenue, Suite 700
Dallas, Texas 75201
Phone:                      (214) 953-6500
Fax:  (214) 953-6503
Attention: Doug Rayburn, Esq.

7.9 Severability.  If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the legal and economic substance of the Transactions is not affected in any manner materially adverse to any party.  Upon such determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transactions are consummated as originally contemplated to the greatest extent possible.

7.10 Counterparts.  This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered (including by facsimile or electronic mail transmission), will be deemed an original, but all of which together will constitute one and the same instrument.

7.11 Captions.  The captions of this Agreement are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement and shall have no effect on its interpretation.

7.12 Interpretation.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Exhibit references are to this Agreement unless otherwise specified.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

7.13 Third Party Beneficiaries.  Except with respect to the releases contained in Article III of this Agreement, this Agreement shall be solely for the benefit of the Parties hereto and no other Person shall be a third party beneficiary hereof.

IN WITNESS WHEREOF, each of the parties have executed and delivered this Agreement as of the date first set forth above to be effective as of the Effective Date.

SEMGROUP, L.P.

By: SemGroup G.P., L.L.C., its general partner

By: /s/ Terrence Ronan
Name:                                                      Terrence Ronan
Title:                                                      President & CEO

SEMMANAGEMENT, L.L.C.

By: /s/ Terrence Ronan
Name:                                                      Terrence Ronan
Title:                                                      President & CEO

SEMOPERATING G.P., L.L.C.

By: /s/ Terrence Ronan
Name:                                                      Terrence Ronan
Title:                                                      President & CEO

SEMMATERIALS, L.P.

By: SemOperating G.P., L.L.C., its general partner

By: /s/ Terrence Ronan
Name:                                                      Terrence Ronan
Title:                                                      President & CEO

SIGNATURE PAGE TO MASTER AGREEMENT

K.C. ASPHALT, L.L.C.

By: /s/ Terrence Ronan
Name:                                                      Terrence Ronan
Title:                                                      President & CEO

SEMCRUDE, L.P.

By: SemOperating G.P., L.L.C., its general partner

By: /s/ Terrence Ronan
Name:                                                      Terrence Ronan
Title:                                                      President & CEO

EAGLWING, L.P.

By: SemOperating G.P., L.L.C., its general partner

By: /s/ Terrence Ronan
Name:                                                      Terrence Ronan
Title:                                                      President & CEO

SEMGROUP HOLDINGS, L.P.

By: SemGroup Holdings G.P., L.L.C., its general partner

By: /s/ Terrence Ronan
Name:                                                      Terrence Ronan
Title:                                                      President & CEO
SEMGROUP ENERGY PARTNERS, L.P.

By: SemGroup Energy Partners G.P., L.L.C.,
       its general partner

By: /s/ Alex G. Stallings
Name:                                                      Alex G. Stallings
Title:                                                      Chief Financial Officer and Secretary

SEMGROUP ENERGY PARTNERS G.P., L.L.C.

By: /s/ Alex G. Stallings
Name:                                                      Alex G. Stallings
Title:                                                      Chief Financial Officer and Secretary

SEMGROUP ENERGY PARTNERS OPERATING, L.L.C.

By: /s/ Alex G. Stallings
Name:                                                      Alex G. Stallings
Title:                                                      Chief Financial Officer and Secretary

SEMGROUP ENERGY PARTNERS, L.L.C.

By: /s/ Alex G. Stallings
Name:                                                      Alex G. Stallings
Title:                                                      Chief Financial Officer and Secretary

SEMGROUP CRUDE STORAGE, L.L.C.

By: /s/ Alex G. Stallings
Name:                                                      Alex G. Stallings
Title:                                                      Chief Financial Officer and Secretary

SIGNATURE PAGE TO MASTER AGREEMENT

SEMPIPE G.P., L.L.C.

By: /s/ Alex G. Stallings
Name:                                                      Alex G. Stallings
Title:                                                      Chief Financial Officer and Secretary

SEMPIPE, L.P.

By:  SemPipe G.P., L.L.C.,
        its general partner

By: /s/ Alex G. Stallings
Name:                                                      Alex G. Stallings
Title:                                                      Chief Financial Officer and Secretary

SEMMATERIALS ENERGY PARTNERS, L.L.C.

By: /s/ Alex G. Stallings
Name:                                                      Alex G. Stallings
Title:                                                      Chief Financial Officer and Secretary

SGLP MANAGEMENT, INC.

By: /s/ Alex G. Stallings
Name:                                                      Alex G. Stallings
Title:                                                      Chief Financial Officer and Secretary

SIGNATURE PAGE TO MASTER AGREEMENT

APPENDIX A

DEFINED TERMS

“Affiliate” (and, with a correlative meaning “affiliated”) means, with respect to any Person, any direct or indirect subsidiary of such Person, and any other Person that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such first Person.  As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).  For purposes of this Agreement, (i) no SGLP Party shall be considered an Affiliate of any SemGroup Party and (ii) no SemGroup Party shall be considered an Affiliate of any SGLP Party.

“Allowed Claims” means, collectively, the Terminalling Agreement Allowed Claim and the Throughput Agreement Allowed Claim.

“Applicable Law” means, with respect to any Person, any Law applicable to such Person or its business, properties or assets.

“Asphalt Transferred Assets” means all of the SemGroup Parties’ assets that are connected to, adjacent to, or otherwise contiguous with the SGLP Parties’ liquid asphalt cement facilities, including, without limitation, all asphalt cement and residual fuel oil storage tanks, related equipment and associated easement and leasehold land rights; provided, however that the Asphalt Transferred Asphalts shall not include the Existing Asphalt Inventory.

“Bankruptcy Cases” means (i) the chapter 11 cases commenced by SemGroup and certain of its direct and indirect subsidiaries (other than SemGroup Holdings) on July 22, 2008, jointly administered under Case No. 08-11525 (BLS) and (ii) the chapter 11 case commenced by SemGroup Holdings on October 22, 2008 under Case No. 08-12504 (BLS).

“Bankruptcy Code” means title 11 of the United States Code, as amended.

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware or any other court having jurisdiction over the Bankruptcy Cases from time to time.

“Barrel” means forty-two (42) Gallons.

“Claims” shall mean claims, counterclaims, liabilities, demands, agreements, contracts, covenants, suits, actions, causes of action, obligations, controversies, compensation, losses, costs, expenses, attorneys’ fees, damages, judgments, orders and liabilities of whatever kind, type, nature, character or description, in law, equity or otherwise, whether now known or unknown, whether or not asserted, whether in contract or in tort, or any other potential claims of any nature, kind or description, including, but not limited to, any right to contribution, lender liability, usury, course of dealing, counterclaim or set off, whether or not made by or payable to a third party, inchoate or choate, contingent or vested, liquidated or unliquidated, suspected or unsuspected, and whether or not sealed or hidden, including, but not limited to, any and all claims as defined in section 101(5) of the Bankruptcy Code.

“Dropdown Agreements” mean, collectively, (i) the Contribution, Conveyance, Assignment and Assumption Agreement, dated as of May 23, 2007, by and among SemCrude, SemGroup, SemOperating, SemPipe GP and SGEP, (ii) the Closing Contribution, Conveyance, Assignment and Assumption Agreement, dated as of July 20, 2007, by and among SGLP, SGLP GP, SGLP Operating, SemGroup Holdings, SemCrude and SemGroup, (iii) the Purchase and Sale Agreement, dated as of January 14, 2008, by and between SemMaterials and SGLP Operating, (iv) the Contribution Agreement, dated as of January 28, 2008, by and among SemMaterials, KC Asphalt and SMEP, (v) the Purchase and Sale Agreement, dated as of May 12, 2008, by and between SemCrude and SGEP, (vi) the Contribution Agreement, dated as of May 30, 2008, by and between SemCrude and SGLP Crude Storage and (vii) the Purchase and Sale Agreement, dated as of May 20, 2008, by and between SemCrude and SGEP.

“Dropdowns” mean the following transfers from the SemGroup Parties to the SGLP Parties: (i) the contribution of certain crude oil assets on July 20, 2007, (ii) the sale of liquid asphalt assets on February 20, 2008, (iii) the sale of the Eagle North Pipeline System on May 12, 2008 and (iv) the sale of additional crude oil assets on May 30, 2008.

“Existing Asphalt Inventory” means any asphalt cement, residual fuel oil or other product or inventory of the SemGroup Parties that is stored in the Asphalt Transferred Assets or in the SGLP Parties’ liquid asphalt cement facilities as of the Effective Date.

“Filing Date” means July 22, 2008.

“Final Order” means a final and non-appealable order of the Bankruptcy Court approving this Agreement and the consummation of the Transactions, in form and substance identical in all material respects to the form of the order attached hereto as Exhibit P.

“Gallon” means a U.S. gallon of 231 cubic inches corrected to 60 degrees Fahrenheit.

“Governmental Authority” means any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission or instrumentality of the United States, including, without limitation, the IRS, any state of the United States or any political subdivision thereof, and any tribunal, court or arbitrator(s) of competent jurisdiction, and shall include the Bankruptcy Court.

“Initial Order” means the order of the Bankruptcy Court approving a compromise and settlement agreement with SGLP dated March 19, 2009.

“IRS” means the United States Internal Revenue Service.

“Kansas Pipeline” means the SemCrude pipeline in Kansas and Northern Oklahoma reflected in Exhibit Q attached hereof.

“KC Crude Transferred Assets” means the storage tanks, related equipment and associated easement and leasehold land rights owned by the SGLP Parties that are connected to, adjacent to, or otherwise contiguous with the Kansas Pipeline; provided, however that the KC Crude Transferred Assets do not include (i) the truck unloading equipment and related assets of the SGLP Parties or (ii) any storage tanks, related equipment and associated easement and leasehold land rights owned by the SGLP Parties at Cushing, Oklahoma.

“Law” means any U.S. or foreign federal, state or local law (including common law), statute, code, ordinance, Order, rule, regulation or other requirement enacted, promulgated, issued or entered by a Governmental Authority.

“Lien” means (i) any and all liens, pledges, mortgages, deeds of trust, security interests, leases, subleases, charges, options, rights of first refusal or negotiation, easements, servitudes, transfer restrictions under any shareholder or similar agreement and other encumbrances of any kind or nature, including any and all liens as defined in section 101(37) of the Bankruptcy Code and (ii) any and all Claims.

“Omnibus Agreement” means the Amended and Restated Omnibus Agreement, dated as of February 20, 2008 (as amended from time to time), by and among SemGroup, SemManagement, SemMaterials, SGLP, SGLP GP and SMEP.

“Order” means any order, injunction, judgment, decree, ruling, writ, finding, assessment or arbitration award.

“Permitted Exceptions” means: (i) statutory rights to assert carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like liens imposed by Law, arising in the ordinary course of business and securing obligations that are not yet due and payable or are being contested in good faith and (ii) minor irregularities in title, boundaries, or other survey defects, easements, leases, restrictions, servitudes, permits, reservations, exceptions, zoning restrictions, rights-of-way, conditions, covenants, and rights of others in any property for streets, roads, bridges, railroads, electric transmission and distribution lines, telegraph and telephone lines, flood control, water rights, rights of others with respect to navigable waters, sewage and drainage rights existing as of the date hereof and other similar charges or encumbrances, in each case that do not adversely interfere with the occupation, use and enjoyment of the assets as they are currently being used as of the date hereof.

“Person” or “person” means and includes natural persons, corporations, limited partnerships, limited liability companies, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and all Governmental Authorities.

“SCADA System” means the software and hardware related to the operation of the crude oil pipelines, storage tanks and related equipment.

“SemGroup Agent” means Bank of America, N.A., as administrative agent under the SemGroup Pre-Petition Credit Agreement and the SemGroup DIP Credit Agreement.

“SemGroup DIP Credit Agreement” means that certain Debtor-in-Possession Credit Agreement, dated as of August 8, 2008, among SemCrude as Borrower and as Debtor and Debtor-in-Possession, SemGroup as a Guarantor and as Debtor and Debtor-in-Possession, SemOperating as a Guarantor and as Debtor and Debtor-in-Possession, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the other lenders party thereto from time to time, as the same has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“SemGroup Guaranty” means the Guaranty, dated as of February 20, 2008, of SemGroup in favor of SMEP.

“SemGroup Lender Release” means the release attached hereto as Exhibit R, pursuant to which the SemGroup Agent confirms the removal of the Liens of the SemGroup Lenders on the SemGroup Transferred Assets.

“SemGroup Lender Security Documents” means the documents reasonably requested by the SemGroup Lenders to evidence their security interest in the SGLP Transferred Assets, which may include mortgages, deeds of trust or UCC financing statements.

“SemGroup Lenders” means (i) the financial institutions party (whether as a lender, letter of credit issuer or an agent) to the SemGroup Pre-Petition Credit Agreement and (ii) the financial institutions party (whether as a lender, letter of credit issuer or an agent) to SemGroup DIP Credit Agreement.

“SemGroup Outstanding Items” means the items set forth on Schedule 2 to the Term Sheet.

“SemGroup Pre-Petition Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of October 18, 2005, among SemCrude, as US Borrower, SemCams ULC (formerly known as SemCams Midstream Company), as Canadian Borrower, certain affiliates thereof, the lenders party thereto from time to time, Bank of America, N.A., as Administrative Agent, and the other parties thereto, as the same has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“September Order” means the agreed order approved by the Bankruptcy Court on September 8, 2008 with respect to SGLP’s motion seeking adequate protection and modification of the stay filed on August 15, 2008.

“SGLP Guaranty” means the Guaranty dated as of February 20, 2008, of SGLP in favor of SemMaterials.

“SGLP Lender Release” means the release attached hereto as Exhibit S, pursuant to which the SGLP Lenders, among other things, (i) consent to the Transactions and (ii) release their security interests in the SGLP Transferred Assets.

“SGLP Lender Security Documents” means the documents reasonably requested by the SGLP Lenders to evidence their security interest in the SemGroup Transferred Assets, which may include mortgages, deeds of trust or UCC financing statements.

“SGLP Lenders” means the financial institutions party (whether as a lender, letter of credit issuer or an agent) to the Credit Agreement dated as of July 20, 2007, by and among, inter alia, SGLP and Wachovia Bank, N.A. as administrative agent, as the same has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“SGLP Outstanding Items” means the items set forth on Schedule 2 to the Term Sheet.

“SGLP Settlement Orders” means (i) the Initial Order and (ii) the Final Order.

“Tax” or “Taxes” means (i) all federal, state, local or foreign taxes, charges, imposts, levies or other like assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, assessments and charges of any kind whatsoever, and (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (i).

“Taxing Authority” means any Governmental Authority responsible for the administration of any Tax.

“Terminal Access and Use Agreement” means the Terminal Access and Use Agreement, dated as of January 28, 2008 (as amended from time to time), by and among SemMaterials, KC Asphalt and SMEP.

“Terminalling and Storage Agreement” means the Terminalling and Storage Agreement, dated as of February 20, 2008 (as amended from time to time), by and between SemMaterials and SMEP.

“Throughput Agreement” means the Throughput Agreement, dated as of July 20, 2007 (as amended from time to time), by and among SGLP, SGEP, SemCrude, SemGroup and Eaglwing.

“Transaction Documents” means this Agreement, the Kansas Transfer Documents, the Shared Services Agreement, the SCADA Transfer Document, the Oklahoma City Lease, the Cushing Lease, the Line Fill and Tank Bottoms Transfer Document, the New Throughput Agreement, the SGLP Dropdown Transfer Documents, the SemGroup Dropdown Transfer Documents, the Cushing Land Rights Agreements, the Trademark License Agreement, the Asphalt Transfer Documents, the New Terminalling Agreement, the New Terminal Access Agreement, the SemMaterials Transition Services Agreement and the SemMaterials Software Transfer Agreement, and all other instruments delivered by the Parties on the date hereof or intended or required to be delivered then or thereafter in accordance with this Agreement.

Terms Defined Elsewhere in this Agreement.  For purposes of this Agreement, the following terms have meanings set forth in the sections indicated.

Term	Section

Additional Barrels	1.1(e)
Agreement	Preamble
Asphalt Third Party Contracts	1.2(a)
Asphalt Transfer Documents	1.1(j)
Contracts Option Deadline	1.2(a)(ii)
Crude Storage	Preamble
Cushing Land Rights Agreements	1.1(h)
Cushing Lease	1.1(d)
Dropdown Effective Date	6.3
Eaglwing	Preamble
Effective Date	Preamble
Kansas Transfer Documents	1.1(a)
KC Asphalt	Preamble
Line Fill and Tank Bottoms	1.1(e)
Line Fill and Tank Bottoms Transfer Document	1.1(e)
New Terminal Access Agreement	1.1(l)
New Terminalling Agreement	1.1(k)
New Throughput Agreement	1.1(f)
Oklahoma City Lease	1.1(d)
Party / Parties	Preamble
Rejected Contracts	2.1(a)
Released Contract Claims	3.1
SCADA Transfer Document	1.1(c)
SemCrude	Preamble
SemGroup	Preamble
SemGroup Dropdown Assets	3.1
SemGroup Dropdown Transfer Documents	1.1(g)(ii)
SemGroup Holdings	Preamble
SemGroup Parties	Preamble
SemGroup Released Parties	3.1
SemGroup Transferred Assets	4.4
SemGroup Transfer Documents	4.4
SemManagement	Preamble
SemMaterials	Preamble
SemMaterials Contracts Option	1.2(a)
SemMaterials Software	1.2(b)
SemMaterials Software Option	1.2(b)
SemMaterials Software Transfer Agreement	1.2(b)(v)
SemMaterials Transition Services Agreement	1.1(m)
SemOperating	Preamble
SemPipe	Preamble
SGEP	Preamble
SGLP	Preamble
SGLP Dropdown Assets	3.2
SGLP Dropdown Transfer Documents	1.1(g)(i)
SGLP GP	Preamble
SGLP Operating	Preamble
SGLP Parties	Preamble
SGLP Released Parties	3.2
SGLP Transferred Assets	5.4
SGLP Transfer Documents	5.4
Shared Services Agreement	1.1(b)
SMEP	Preamble
Software Option Deadline	1.2(b)(iii)
Software Third Party Contracts	1.2(b)(ii)
Software Transfer Costs	1.2(b)(ii)
Software Transfer Date	1.2(b)(ii)
Specified SemGroup Released Claims	3.2
Specified SGLP Released Claims	3.1
Term Sheet	Recitals
Terminalling Agreement Allowed Claim	2.2(a)
Throughput Agreement Allowed Claim	2.2(b)
Trademark License Agreement	1.1(i)
Transactions	Recitals

EXHIBIT A

KANSAS TRANSFER DOCUMENTS

•	Willow Glen, Alfalfa County, OK

▪	Notice of Bankruptcy Filing
▪	Truck Access Agreement *
▪	Connection Agreement [1]

•	West Ponca Station, Kay County, OK

▪	Notice of Bankruptcy Filing
▪	Truck Access Agreement *
▪	Connection Agreement *

•	Stafford Office, Stafford County, KS

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing

•	Greenwood County Ground Bed Easement, Greenwood County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing

•	Harvey County Ground Bed Easement, Harvey County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing

•	Pawnee County Ground Bed Easement, Pawnee County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing

•	Reno County Ground Bed Easement, Reno County, KS

▪	Contribution Agreement
▪	Notice of Bankruptcy Filing

•	Stafford County Ground Bed Easement, Stafford County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing

1 SemCrude grants rights to SGEP under this agreement.

EXHIBIT B

SHARED SERVICES AGREEMENT

See attached.

[See Exhibit 10.2 to the Current Report on Form 8-K filed on April 10, 2009.]

EXHIBIT C

SCADA TRANSFER DOCUMENT

See attached.

BILL OF SALE AND
ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of April 7, 2009 but effective as of 11:59 pm CDT March 31, 2009 (the “Effective Date”), is made, executed and delivered pursuant to that certain Master Agreement (as defined herein) by and between SemGroup Energy Partners, L.L.C. (“SELP”) and SemCrude, L.P. (“SemCrude” and together with SELP, the “Parties” and each individually, a “Party”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Master Agreement, dated as of the date hereof but effective as of the Effective Date (the “Master Agreement”), by and among, inter alia, SemGroup Energy Partners, L.P. (“SGLP”) and SemCrude.

RECITALS

WHEREAS, on March 12, 2009, the Bankruptcy Court approved the terms of a global settlement among SGLP and SemCrude, among others, contained in that certain Term Sheet and authorized, among other things, SELP to transfer to SemCrude (i) the software, hardware and related equipment relating to the primary and secondary SCADA control room systems (“SCADA System”) located within the office buildings owned by the SELP in Cushing, Oklahoma and Oklahoma City, Oklahoma and in the offices of American Automation, Inc., located at 4592 E. 480, Pryor, Oklahoma, 74362 (collectively, “SCADA Locations”) and (ii) the SCADA System-related radio tower located at Cunningham Station (Kingman County, KS) (“Radio Tower” and together with the SCADA System, the “Transferred SCADA Assets”), as more specifically listed on Exhibit A attached hereto, by executing and delivering this Agreement;

WHEREAS, except for the Radio Tower, the Transferred SCADA Assets do not include any software, hardware or related equipment owned by SELP and relating to the SCADA System that is located anywhere other than within the SCADA Locations (the “Non-Transferred SCADA Assets”) and the Parties acknowledge and agree that the Non-Transferred SCADA Assets are not being transferred hereunder and SELP retains all rights, title and interest to the Non-Transferred SCADA Assets, including to any SCADA System related hardware or equipment not located within the SCADA Locations on storage tanks, pipelines or truck facilities owned by SELP and its Affiliates located in Cushing, Oklahoma, Oklahoma City, Oklahoma or Pryor, Oklahoma;

WHEREAS, the Parties acknowledge and agree that Exhibit A and the fixed asset records relating to the Transferred SCADA Assets contained therein do not clearly identify each of the Transferred SCADA Assets and that Exhibit A may be incomplete or inaccurate; and

WHEREAS, SELP desires to transfer to SemCrude the Transferred SCADA Assets upon the terms and conditions set forth herein and in the Master Agreement.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and in the Master Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and accepted), the Parties do hereby agree as follows:

SECTION 1.                                Transfer of Assets.  SELP does hereby transfer and assign to SemCrude forever, and SemCrude hereby purchases and acquires from SELP, all of SELP’s right, title and interest, in, to and under the Transferred SCADA Assets.

SECTION 2.                                Liabilities and Obligations.  As of the Effective Date, SemCrude does hereby assume and thereafter in due course will pay and fully satisfy any liabilities associated with the Transferred SCADA Assets in accordance with the terms of the Master Agreement.

SECTION 3.                                Further Assurances.  From and after the Effective Date, the Parties agree to execute such further instruments or documents as reasonably requested by the other Party from time to time in order to confirm or carry out the transactions contemplated by this Agreement including transferring to SemCrude any assets not listed on Exhibit A that are later determined to constitute Transferred SCADA Assets or transferring to SELP any assets listed on Exhibit A that are later determined not to constitute part of the Transferred SCADA Assets; provided, however, that no such instrument or document shall increase SELP’s liability beyond that contemplated hereby and in the Master Agreement.

SECTION 4.                                No Warranty.  THE TRANSFERRED SCADA ASSETS ARE BEING TRANSFERRED AND ACCEPTED IN THEIR CURRENT CONDITION, “AS IS, WHERE IS AND WITH ALL FAULTS” AND EXCEPT AS MAY BE SPECIFICALLY SET FORTH IN THE MASTER AGREEMENT, WITHOUT REPRESENTATION OR WARRANTY OR INDEMNIFICATION OF ANY KIND, EXPRESS OR IMPLIED, EACH AND ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED BY SELP, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO QUALITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE

SECTION 5.                                Severability.  If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

SECTION 6.                                Conflicts with Master Agreement.  Nothing in this Agreement, express or implied, is intended to, or shall be construed to, expand or vary in any way the terms of the Master Agreement.  To the extent there is any difference between this Agreement and the Master Agreement, the Master Agreement shall govern.

SECTION 7.                                Governing Law.  This Agreement shall be governed by the laws of the State of New York, without regard to its principles of conflict of laws.

SECTION 8.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first written above.

SEMGROUP ENERGY PARTNERS, L.L.C.

By:
Name:  Alex G. Stallings
Title:    Chief Financial Officer and Secretary

SEMCRUDE, L.P.

By:                 SemOperating G.P., L.L.C.,
its general partner

By:
Name:  Terrence Ronan
Title:    President & CEO

[SIGNATURE PAGE TO BILL OF SALE]

EXECUTION COPY

EXHIBIT A TO SCADA BILL OF SALE

Transferred SCADA Assets

1.	Radio tower related to the SCADA System located at Cunningham Station in Kingman County, Kansas.

2.	The following assets located in the offices of American Automation, Inc. at 4592 E. 480, Pryor, Oklahoma, 74362L:
a.	Stratos Satellite System; and
b.	Two (2) computers, including related peripherals and software, related to the Stratos Satellite System.

3.	See attached.

EXHIBIT D-1

OKLAHOMA CITY LEASE

See attached.

[See Exhibit 10.10 to the Current Report on Form 8-K filed on April 10, 2009.]

EXHIBIT D-2

CUSHING LEASE

See attached.

[See Exhibit 10.11 to the Current Report on Form 8-K filed on April 10, 2009.]

EXHIBIT E

LINE FILL AND TANKS BOTTOMS TRANSFER DOCUMENT

See attached.

BILL OF SALE AND
ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of April 7, 2009 but effective as of 11:59 pm CDT March 31, 2009 (the “Effective Date”), is made, executed and delivered pursuant to that certain Master Agreement (as defined herein) by and between SemCrude, L.P., a Delaware limited partnership (“SemCrude”) and SemGroup Energy Partners, L.L.C., a Delaware limited liability company (“SELP” and together with SemCrude, the “Parties” and each individually, a “Party”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Master Agreement, dated as of the date hereof but effective as of the Effective Date (the “Master Agreement”), by and among, inter alia, SELP and SemCrude.

RECITALS

WHEREAS, on March 12, 2009, the Bankruptcy Court approved the terms of a global settlement among SELP and SemCrude, among others, contained in that certain Term Sheet and authorized, among other things, SemCrude to transfer to SELP 355,000 Barrels of crude oil owned by SemCrude contained in the pipelines and storage tanks of the SGLP Parties;

WHEREAS, SemCrude has determined and confirmed in writing to SELP the gross and net Barrels to be transferred to SELP at the locations and in the corresponding volumes as described in Exhibit A attached hereto (the “Line Fill and Tank Bottoms”); and

WHEREAS, in addition to the Line Fill and Tank Bottoms, SemCrude has desires to transfer 6.85 Barrels from the Area 7 Abilene Truck Tanks (the “Additional Barrels”) to SELP.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and in the Master Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and accepted), the Parties do hereby agree as follows:

SECTION 1.                                Transfer of Assets.  SemCrude does hereby transfer and assign to SELP forever, and SELP hereby purchases and acquires from SemCrude, all of SemCrude’s right, title and interest, in, to and under the Line Fill and Tank Bottoms and Additional Barrels.

SECTION 2.                                Liabilities and Obligations.  As of the Effective Date, SELP does hereby assume and thereafter in due course will pay and fully satisfy any liabilities associated with the Line Fill and Tank Bottoms and Additional Barrels in accordance with the terms of the Master Agreement.

SECTION 3.                                Further Assurances.  From and after the Effective Date, the Parties agree to execute such further instruments or documents as reasonably requested by the other Party from time to time in order to confirm or carry out the transactions contemplated by this Agreement; provided, however, that no such instrument or document shall increase SemCrude’s liability beyond that contemplated hereby and in the Master Agreement.

SECTION 4.                                No Warranty.  THE LINE FILL AND TANKS BOTTOMS AND ADDITIONAL BARRELS ARE BEING TRANSFERRED AND ACCEPTED IN THEIR CURRENT CONDITION, “AS IS, WHERE IS AND WITH ALL FAULTS” AND EXCEPT AS MAY BE SPECIFICALLY SET FORTH IN THE MASTER AGREEMENT, WITHOUT REPRESENTATION OR WARRANTY OR INDEMNIFICATION OF ANY KIND, EXPRESS OR IMPLIED, EACH AND ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED BY SEMCRUDE, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO QUALITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE

SECTION 5.                                Severability.  If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

SECTION 6.                                Conflicts with Master Agreement.  Nothing in this Agreement, express or implied, is intended to, or shall be construed to, expand or vary in any way the terms of the Master Agreement.  To the extent there is any difference between this Agreement and the Master Agreement, the Master Agreement shall govern.

SECTION 7.                                Governing Law.  This Agreement shall be governed by the laws of the State of New York, without regard to its principles of conflict of laws.

SECTION 8.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first written above.

SEMGROUP ENERGY PARTNERS, L.L.C.

By:
Name:  Alex G. Stallings
Title:    Chief Financial Officer and Secretary

SEMCRUDE, L.P.

By:                  SemOperating G.P., L.L.C.,
its general partner

By:
Name:  Terrence Ronan
Title:    President & CEO

[SIGNATURE PAGE TO BILL OF SALE]

EXHIBIT A TO LINE FILL AND TANK BOTTOMS TRANSFER DOCUMENT

Locations and Volumes of Barrels

See attached.

EXHIBIT F

NEW THROUGHPUT AGREEMENT

See attached.

[See Exhibit 10.6 to the Current Report on Form 8-K filed on April 10, 2009.]

EXHIBIT G-1

SGLP DROPDOWN TRANSFER DOCUMENTS

(from SGEP to SemCrude)

•	Bill of Sale, effective as of March 31, 2009, transferring to SemCrude all of the personal property included in the SGLP Outstanding Items and the KS Crude Transferred Assets.

•	Whelan Station, Barber County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Boyer Truck Station, Butler County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	El Dorado Station, Butler County, KS

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Cunningham Station, Kingman County, KS

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Amendment

•	Burkett Truck Station, Greenwood County, KS

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Burkett Pump Station, Greenwood County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Dickinson Station, Greenwood County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Fleming Station, Harper County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Burrton Station, Harvey County, KS

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Hanston Station, Hodgeman County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Riverside Station, Ness County, KS

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Heinson SWD, Meade County, KS

▪	Contribution Agreement

•	Craver SWD, Morton County, KS

▪	Contribution Agreement

•	Larned Office, Pawnee County, KS

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Lyons Station, Rice County, KS

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Amendment

•	Andale Pump Station, Sedgwick County, KS

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	Hudson Station, Stafford County, KS

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Amendment

•	Wellington Pump Station, Sumner County, KS

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing
▪	UCC-3 Termination

•	El Reno Truck Station, Canadian County, OK

▪	Contribution Agreement
▪	Notice of Bankruptcy Filing

•	Goldsby Truck Station, McClain County, OK

▪	Contribution Agreement
▪	Notice of Bankruptcy Filing

•	Garber Station, Garfield County, OK

▪	Deed
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing

•	Fiske Tanks, Kay County, OK

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing

•	Fiske Pump Station, Kay County, OK

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing

•	Newkirk Station, Kay County, OK

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing

•	Billings Station, Noble County, OK

▪	Contribution Agreement
▪	Partial Release of Mortgage
▪	Notice of Bankruptcy Filing

•	Oklahoma City Truck Station, Oklahoma County, OK

▪	Contribution Agreement

•	Hawkins Trans-Montaine Station, Wood County, TX

▪	Contribution Agreement

•	Taylor Station, Wood County, TX

▪	Deed
▪	Notice of Bankruptcy Filing

•	Baby #1, Eddy County, NM

▪	Contribution Agreement

•	Cushing, Payne County, OK

▪	Easement

EXHIBIT G-2

SEMGROUP DROPDOWN TRANSFER DOCUMENTS

(from SemGroup to SGEP)

•	Bill of Sale, effective as of March 31, 2009, transferring to SGEP all of the personal property located on the sites listed on Exhibit A attached thereto.

•	Whelan Station, Barber County, KS

▪	Truck Access Agreement
▪	Connection Agreement

•	Boyer Truck Station, Butler County, KS

▪	Truck Access Agreement
▪	Connection Agreement

•	Cunningham Station, Kingman County, KS

▪	Truck Access Agreement
▪	Connection Agreement

•	Burkett Truck Station, Greenwood County, KS

▪	Truck Access Agreement
▪	Connection Agreement

•	Fleming Station, Harper County, KS

▪	Truck Access Agreement
▪	Connection Agreement

•	Hanston Station, Hodgeman County, KS

▪	Truck Access Agreement
▪	Connection Agreement

•	Riverside Station, Ness County, KS

▪	Truck Access Agreement
▪	Connection Agreement

•	Lyons Station, Rice County, KS

▪	Truck Access Agreement
▪	Connection Agreement

•	Hudson Station, Stafford County, KS

▪	Truck Access Agreement
▪	Connection Agreement

•	Garber Station, Garfield County, OK

▪	Truck Access Agreement
▪	Connection Agreement

•	Newkirk Station, Kay County, OK

▪	Truck Access Agreement
▪	Connection Agreement

•	Cushing, Payne County, OK

▪	Deed
▪	Partial Release of Lien
▪	First Amendment to Mortgage

EXHIBIT H

CUSHING LAND RIGHTS AGREEMENTS

•	Mutual Easement Agreement, effective as of March 31, 2009, by and among SemCrude, SGEP and Crude Storage.

•	Pipeline Easement Agreement, effective as of March 31, 2009, by and among White Cliffs Pipeline, L.L.C., SGEP and Crude Storage.

EXHIBIT I

TRADEMARK LICENSE AGREEMENT

See attached.

[See Exhibit 10.9 to the Current Report on Form 8-K filed on April 10, 2009.]

EXHIBIT J

ASPHALT TRANSFER ASSETS DOCUMENTS

•	Contribution, Conveyance, Assignment and Assumption Agreement, effective as of March 31, 2009, by and among SemMaterials, KC Asphalt, SGLP Asphalt, L.L.C. and SMEP.

•	Membership Interest Transfer Agreement, effective as of March 31, 2009, by and between SemMaterials and SMEP.

•	Little Rock Terminal, Pulaski County, AK

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Fontana Terminal, San Bernadino County, CA

▪	Termination and Release of Easement
▪	First Amendment to Mortgage

•	Denver-C Terminal, Adams County, CO

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Denver-K Terminal, Adams County, CO

▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage

•	Grand Junction Terminal, Mesa County, CO

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Pueblo Terminal, Pueblo County, CO

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Garden City Terminal, Chatham County, GA

▪	Termination and Release of Easement

•	Boise Terminal, Ada County, ID

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Chicago Marine Terminal, Cook County, IL

▪	Partial Release of Lien
▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Pekin Terminal, Peoria County, IL

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Warsaw Terminal, Kosciusko, IN

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Dodge City Terminal, Ford County, KS

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	El Dorado Terminal, Butler County, KS

▪	Assignment and Assumption of Leasehold Interest

•	Halstead Terminal, Harvey County, KS

▪	Termination and Release of Easement
▪	First Amendment to Mortgage

•	Salina Terminal, Saline County, KS

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Bay City Terminal, Bay County, MI

▪	Termination and Release of Easement
▪	First Amendment to Mortgage

•	New Madrid Terminal, New Madrid County, MO

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Sedalia Terminal, Pettis County, MO

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	St. Louis Terminal, City of St. Louis County, MO

▪	Termination and Release of Easement
▪	First Amendment to Mortgage

•	Billings Terminal, Yellowstone County, MT

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Grand Island Terminal, Hall County, NE

▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage

•	Las Vegas Terminal, Clark County, NV

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination
•	Gloucester Terminal, Camden, NJ

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Morehead Terminal, Carteret, NC

▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage

•	Columbus Terminal, Franklin County, OH

▪	Termination and Release of Easement
▪	First Amendment to Mortgage

•	Ardmore Terminal, Carter County, OK

▪	Partial Release of Lien
▪	Assignment and Assumption of Leasehold Interest (Bacon Inc.)
▪	Assignment and Assumption of Leasehold Interest (OG Bacon)
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Catoosa (Koch) Terminal, Rogers County, OK

▪	Partial Release of Lien (2008)
▪	Partial Release of Lien (2009)
▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Catoosa (Port 33) Terminal, Rogers County, OK

▪	Partial Release of Lien
▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Catoosa (Port of Catoosa-Frontier) Terminal, Rogers County, OK

▪	Partial Release of Lien
▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Lawton Terminal, Comanche County, OK

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Muskogee Terminal, Muskogee County, OK

▪	Partial Release of Lien
▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Northumberland Terminal, Northumberland County, PA

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Reading Terminal, Berks County, PA

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Memphis Terminal, Shelby County, TN

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Memphis (EM Marathon) Terminal, Shelby County, TN

▪	Termination and Release of Easement
▪	First Amendment to Mortgage

•	Parsons Terminal, Decatur County, TN

▪	Partial Release of Lien
▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Austin Terminal, Travis County, TX

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Ennis Terminal, Ellis County, TX

▪	Termination and Release of Easement
▪	First Amendment to Mortgage

•	Lubbock Terminal, Lubbock County, TX

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Saginaw Terminal, Tarrant County, TX

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	N. Salt Lake Terminal, Davis County, UT

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Woods Cross Terminal, Davis County, UT

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Newport News Terminal, Newport News County, VA

▪	Termination and Release of Easement
▪	First Amendment to Mortgage

•	Pasco Terminal, Franklin County, WA

▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage

•	Spokane (Hillyard) Terminal, Spokane County, WA

▪	Partial Release of Lien
▪	Assignment and Assumption of Leasehold Interest
▪	First Amendment to Mortgage
▪	UCC-3 Termination

•	Spokane Valley Terminal, Spokane County, WA

▪	Partial Release of Lien
▪	Termination and Release of Easement
▪	First Amendment to Mortgage
▪	UCC-3 Termination

EXHIBIT K

NEW TERMINALLING AGREEMENT

See attached.

[See Exhibit 10.7 to the Current Report on Form 8-K filed on April 10, 2009.]

EXHIBIT L

NEW TERMINAL ACCESS AGREEMENT

See attached.

[See Exhibit 10.8 to the Current Report on Form 8-K filed on April 10, 2009.]

EXHIBIT M

SEMMATERIALS TRANSITION SERVICES AGREEMENT

See attached.

[See Exhibit 10.3 to the Current Report on Form 8-K filed on April 10, 2009.]

EXHIBIT N

SEMMATERIALS SOFTWARE

To be finalized post-closing.

EXHIBIT O

SEMMATERIALS SOFTWARE TRANSFER AGREEMENT

To be finalized post-closing.

EXHIBIT P

FINAL ORDER

See attached.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

------------------------------------------------------------------------x
:
In re                                                                                     :           Chapter 11
:
SEMCRUDE, L.P., et al.,                                                                                     :           Case No. 08-11525 (BLS)
:
Debtors.	:	Jointly Administered
:
------------------------------------------------------------------------x

------------------------------------------------------------------------x
:
In re                                                                                     :           Chapter 11
:
SEMGROUP HOLDINGS, L.P.,                                                                                                :           Case No. 08-12504 (BLS)
:
Debtor.	:	Joint Administration
:	Requested
------------------------------------------------------------------------x

SECOND ORDER WITH RESPECT TO COMPROMISE AND
SETTLEMENT AGREEMENT WITH SEMGROUP ENERGY PARTNERS, L.P.

By order dated March 19, 2009 (the “First Order”) [Dkt. No. 3464], the Court approved the motion (the “9019 Motion”)2 of SemCrude, L.P. (“SemCrude”), its parent, SemGroup, L.P. (“SemGroup”), and certain direct and indirect subsidiaries of SemGroup (collectively, the “Debtors”),3 for an order approving a compromise and settlement with SGLP (the “9019 Motion”) [Docket No. 3315].  Pursuant to paragraph 4 of the First Order, on March 24, 2009, the Debtors filed and served copies of (a) that certain Master Agreement by and among SemGroup, SemManagement, SemOperating, SemMaterials, K.C. Asphalt, SemCrude, Eaglwing, SemGroup Holdings and the SGLP Parties to be dated as of March 31, 2009 (the “Master Agreement”); (b) the Shared Services Agreement (as defined in the Master Agreement); (c) the New Throughput Agreement (as defined in the Master Agreement); (d) the Oklahoma City Lease (as defined in the Master Agreement); and (e) the Cushing Lease (as defined in the Master Agreement) (collectively, the “New Agreements”).
IT IS HEREBY ORDERED THAT:
1) Pursuant to sections 105(a) and 363(b) of the Bankruptcy Code, the Debtors and the SGLP Parties are authorized to enter into the New Agreements.  The New Agreements, in substantially similar form to the copies filed with the Court on March 24, 2009, including, but not limited to, the mutual releases, the Terminalling Agreement Allowed Claim, and the Throughput Agreement Allowed Claim contemplated by the Master Agreement, are approved in their entirety; provided, however that the New Agreements shall only become effective upon the closing of the Transactions contemplated by the Term Sheet (the “Closing”).  If the New Agreements do become effective, then they may be modified, amended, or supplemented without further order of the Court; provided, however, that any such modification, amendment, or supplement is neither material nor changes the economic substance of the transactions contemplated therein.
2) As of and subject to Closing, SemMaterials Energy Partners, L.L.C. (“SMEP”) shall have an allowed general unsecured claim against SemMaterials, KC Asphalt, and SemGroup (joint and several) in the amount of $35,000,000 as a result of the rejection of the Terminalling and Storage Agreement; provided, however, that SMEP shall be entitled to only one satisfaction on account thereof.
3) As of and subject to Closing, SGEP and SGLP together shall have a single allowed general unsecured claim against SemCrude, Eaglwing, and SemGroup (joint and several) in the amount of $20,000,000 as a result of the rejection of the Throughput Agreement; provided, however, that SGEP and SGLP shall be entitled to only one satisfaction on account thereof.
4) In order to consummate the Transactions contemplated by the Settlement (as defined in the First Order), the Debtors are authorized to create a new subsidiary (“Newco”) and the Debtors are further authorized, solely in connection with the Closing, to transfer all or any portions of the Transferred Assets (as defined in the First Order), but no other assets, to Newco free and clear of any liens, claims or encumbrances, if any, with any and all such valid and perfected liens, claims or encumbrances to attach to the Debtors' ownership interests in Newco with the same validity, priority, force, and effect such liens, claims, or encumbrances had on the property immediately prior to the transfers of such assets, and subject to the rights, claims, defenses, and objections, if any, of the Debtors and all interested parties with respect to any such asserted liens, claims, or encumbrances.  The Debtors are further authorized to transfer the Debtors’  ownership interests in Newco together with the balance of the Transferred Assets, if any, to the SGLP Parties and, in accordance with Paragraph 8 of the First Order, the transfer of Debtors’ ownership interests in Newco and the balance of the Transferred Assets, if any, to the SGLP Parties shall be free and clear of all liens, claims and encumbrances, if any, with any and all such valid and perfected liens, claims, or encumbrances to attach to the assets transferred to the Debtors from the SGLP Parties pursuant to the Settlement and the First Order with the same validity, priority, force, and effect such liens, claims, or encumbrances had on the property immediately prior to the transfers of such assets to Newco and/or to the SGLP Parties, and subject to the rights, claims, defenses, and objections, if any, of the Debtors and all interested Parties with respect to any such asserted liens, claims, or encumbrances.  Newco will be neither a restricted subsidiary nor a guarantor under the Amended and Restated Credit Agreement, dated as of October 18, 2005 (as amended, restated, modified or supplemented from time to time), or the Debtor-in-Possession Credit Agreement, dated as of August 8, 2008 (as amended, restated, modified or supplemented from time to time), or the Indenture, dated as of November 18, 2005 (as amended, restated, modified or supplemented from time to time).   In event the Closing does not occur, the Debtors shall have no authority to transfer any assets to Newco, any purported transfer of assets to Newco shall be deemed null and void ab initio, and the Debtors shall take all actions necessary to ensure that there shall have been no release of any liens, claims, or encumbrances on the Transferred Assets.  For all purposes of paragraphs 8 and 9 of the First Order, the term “Transferred Assets” shall include the Debtors’ ownership interests in Newco and the Debtors’ interest in the Soil Storage Tract, being approximately 6.36 acres, in Cushing, Oklahoma referenced in the Master Agreement and ancillary documents.
5) If the Closing occurs, then the following agreements shall be deemed rejected as of March 31, 2009: (a) the Terminalling and Storage Agreement, (b) the Throughput Agreement, (c) the Omnibus Agreement, (d) the Terminal Access and Use Agreement, and (e) the SemGroup Guaranty (as defined in the Master Agreement).
6) If the Closing does not occur and the Court grants the relief requested in the SemMaterials Motion over the Objection to the SemMaterials Motion filed by the SGLP [Docket No. 3173], then the Terminalling and Storage Agreement shall be deemed rejected as of February 26, 2009.
7) Except as provided in paragraph 6 above, this Order shall be without prejudice to the rights of any party if the Closing does not occur.
8) The Debtors are authorized to enter into and perform all actions necessary to implement and perform under the New Agreements without further order of this Court.
9) Notwithstanding Bankruptcy Rule 6004(g), the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.
10) This Court shall retain jurisdiction over any and all matters arising from the interpretation or implementation of this Order.
Dated:                       _____________, 2009
Wilmington, Delaware
_________________________________________
THE HONORABLE BRENDAN L. SHANNON,

UNITED STATES BANKRUPTCY JUDGE

2 Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the 9019 Motion (as defined below), the memorandum of law in support there of (the “Memorandum”), or the Settlement (as defined in the Memorandum), as the case may be.

3 It should be noted that SemGroup Holdings, L.P. (6746) (“SemGroup Holdings”) is not a jointly administered Debtor in these chapter 11 cases.  Nevertheless, the relief requested herein shall apply to SemGroup Holdings, L.P.

EXHIBIT Q

KANSAS PIPELINE

See attached.

EXHIBIT R

FORM OF SEMGROUP LENDER RELEASE

See attached.

PARTIAL RELEASE

R e c i t a l s:

1. Reference is made to:

(a) that certain Amended and Restated Deed of Trust, Mortgage, Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription dated March 16, 2005, from SemCrude, L.P., a Delaware limited partnership ("SemCrude"), SemPipe, L.P., a Texas limited partnership ("SemPipe"), SemFuel, L.P., a Texas limited partnership ("SemFuel"), SemKan, L.L.C., an Oklahoma limited liability company ("SemKan"), and SemMaterials, L.P., formerly known as SemProducts, L.P., an Oklahoma limited partnership ("SemMaterials"), to the Trustees named therein, and Bank of America, N.A., as Administrative Agent ("Agent"), which is recorded, among other places, in the jurisdictions listed on Schedule 1 attached hereto; and

(b) that certain Amended and Restated Deed of Trust, Amended and Restated Mortgage, Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription dated May 31, 2005, from SemCrude, SemPipe, SemFuel, SemKan and SemMaterials to the Trustees named therein, and Agent, which is recorded, among other places, in the jurisdictions listed on Schedule 1 attached hereto;

as such instruments have been amended and supplemented by:

(i) that certain First Amendment and Supplement to Amended and Restated Deed of Trust, Amended and Restated Mortgage, Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription dated October 18, 2005, from SemCrude, SemPipe, SemFuel, SemKan, SemMaterials, K.C. Asphalt, L.L.C., a Colorado limited liability company ("KC. Asphalt"), SemGas, L.P., an Oklahoma limited partnership ("SemGas"), and SemGas Gathering, L.L.C., an Oklahoma limited liability company ("SemGas Gathering") to the Trustees named therein, and Agent, which is recorded, among other places, in the jurisdictions listed on Schedule 1 attached hereto;

(ii) that certain Supplement to Amended and Restated Deed of Trust, Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription dated November 20, 2006, from SemCrude, SemPipe, SemFuel, SemKan, SemMaterials, K.C. Asphalt, SemGas and SemGas Gathering, to the Trustees named therein, and Agent, which is recorded, among other places, in the jurisdictions listed on Schedule 1 attached hereto;

(iii)  that certain Second Supplement to Amended and Restated Deed of Trust, Amended and Restated Mortgage, Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription dated as of December 20, 2006, from SemCrude, SemPipe, SemFuel, SemKan, SemMaterials, K.C. Asphalt, SemGas and SemGas Gathering to the Trustees named therein, and Agent, which is recorded, among other places, in the jurisdictions listed on Schedule 1 attached hereto;

(iv) that certain Second Amendment to Amended and Restated Deed of Trust, Amended and Restated Mortgage, Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription dated as of December 20, 2006, from SemCrude, SemPipe, SemFuel, SemKan, SemMaterials, K.C. Asphalt, SemGas and SemGas Gathering to the Trustees named therein, and Agent, which is recorded, among other places, in the jurisdictions shown on Schedule 1 attached hereto; and

(v) that certain Partial Release (the "Original Partial Release") dated as of February 20, 2008, executed by Agent, SemMaterials and K.C. Asphalt, which is recorded, among other places, in the jurisdictions shown on Schedule 1 attached hereto.

All of the foregoing herein collectively called the "Mortgage".

2. By virtue of that certain Contribution Agreement dated as of January 28, 2008, among SemMaterials and K.C. Asphalt (collectively, the "Subject Mortgagors") and SemMaterials Energy Partners, L.L.C., a Delaware limited liability company ("SMEP"), K.C. Asphalt granted, contributed, transferred, assigned and conveyed to SMEP all right, title and interest of K.C. Asphalt in and to the Conveyed Assets (as such term is defined in the Original Partial Release), including, without limitation, K.C. Asphalt's interests in and to that certain real property more particularly described on Exhibit B attached hereto (the "Conveyed Land"), but retained and reserved the Retained Assets (as such term is defined in the Original Partial Release), including, without limitation, the Retained Easements (as such term is utilized in the Original Partial Release) and the Retained Leasehold Agreements (as such term is utilized in the Original Partial Release), and SemMaterials granted, contributed, transferred, assigned and conveyed to SMEP all right, title and interest of SemMaterials in and to the Conveyed Assets, including, without limitation, SemMaterial's interests in and to the Conveyed Land, but retained and reserved the Retained Assets, including, without limitation, the Retained Easements and the Retained Leasehold Agreements.

3. By virtue of that certain Contribution, Conveyance, Assignment and Assumption Agreement (the "2009 Contribution Agreement") dated effective as of the Effective Date (as defined below), among the Subject Mortgagors, SMEP and SGLP Asphalt, L.L.C., a Texas limited liability company ("SGLP"), a copy of which is attached hereto as Exhibit A, K.C. Asphalt granted, contributed, transferred, assigned and conveyed to SGLP all right, title and interest of K.C. Asphalt in and to the Asphalt Processing Assets (as defined in the 2009 Contribution Agreement) owned by K.C. Asphalt, but retained and reserved the Excluded Assets (as defined in the 2009 Contribution Agreement), and SemMaterials granted, contributed, transferred, assigned and conveyed to SGLP all right, title and interest of SemMaterials in and to the Asphalt Processing Assets owned by SemMaterials, but retained and reserved the Excluded Assets.

4. By virtue of the 2009 Contribution Agreement, K.C. Asphalt granted, contributed, transferred, assigned and conveyed to SMEP all right, title and interest of K.C. Asphalt in, to and under the Retained Leasehold Agreements held by K.C. Asphalt, and SemMaterials granted, contributed, transferred, assigned and conveyed to SMEP all right, title and interest of SemMaterials in, to and under the Retained Leasehold Agreements held by SemMaterials.

5. By virtue of the 2009 Contribution Agreement, Subject Mortgagors terminated and released all of their right, title and interest in and to the Retained Easements.

6. Pursuant to the Original Partial Release, Agent has previously released and discharged the liens and security interests created by the Mortgage against the Conveyed Assets.

7. For purposes of this Partial Release, the term "Released Assets" means, collectively, the Asphalt Processing Assets, the Retained Leasehold Agreements and the Retained Easements.

1.           Release:

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, Agent has RELEASED and DISCHARGED, and by these presents does hereby RELEASE and DISCHARGE the Released Assets from the liens and security interests created by the Mortgage; SAVE AND EXCEPT, the Excluded Assets.  Agent hereby terminates the assignment of “Rents” made in favor of Agent under Article III of the Mortgage insofar as said assignment relates to the Released Assets.

IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THIS IS A PARTIAL RELEASE RELATING SOLELY TO THE RELEASED ASSETS SAVE AND EXCEPT THE EXCLUDED ASSETS.  THIS PARTIAL RELEASE SHALL IN NO WAY RELEASE, AFFECT OR IMPAIR AGENT'S RIGHTS, TITLES, INTERESTS, SECURITY INTERESTS AND LIENS AGAINST ANY OTHER INTERESTS OR PROPERTY DESCRIBED IN AND/OR COVERED BY THE MORTGAGE.  BY THEIR ACCEPTANCE OF THIS PARTIAL RELEASE, AND SUBJECT TO THE TERMS HEREOF, EACH MORTGAGOR (AS DEFINED IN THE MORTGAGE) HEREBY RATIFIES AND CONFIRMS THE MORTGAGE AND THE OTHER “LOAN DOCUMENTS” REFERRED TO THEREIN IN ALL RESPECTS (OTHER THAN WITH RESPECT TO THOSE PROPERTIES RELEASED HEREBY AND PREVIOUSLY RELEASED IN WRITING BY THE BENEFICIARY OF THE LIENS AND SECURITY INTERESTS CREATED BY THE MORTGAGE, THE “RELEASED PROPERTIES”) AND FURTHER CONFIRMS AND ADMITS THAT IT REMAINS OBLIGATED AS PROVIDED THEREIN.  MORTGAGOR ADDITIONALLY CONFIRMS AND ADMITS THAT ITS PROPERTIES COVERED BY THE MORTGAGE, EXCEPT FOR THE RELEASED PROPERTIES, REMAIN SUBJECT TO THE LIENS AND SECURITY INTERESTS PROVIDED THEREIN.

Without limiting the foregoing paragraph, each Subject Mortgagor, upon and subject to all the terms, covenants, provisions, conditions and authorization set forth in the Mortgage in order to secure the payment of the secured indebtedness referred to in the Mortgage and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor described in the Mortgage, does hereby (a) with respect to the Excluded Assets which are located in (or cover properties located in) the States of Missouri, Montana, Nevada, Tennessee, Texas, Utah and Washington, GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN AND SET OVER to the applicable Trustee and grant to the applicable Trustee a POWER OF SALE (pursuant to the Mortgage and as allowed by applicable Law) with respect to the Excluded Assets located in such states; and (b) with respect to the Excluded Assets which are located in (or cover properties located in) the States of Arkansas, Colorado, Idaho, Illinois, Indiana, Kansas, New Jersey and Oklahoma, MORTGAGE AND WARRANT, ASSIGN, PLEDGE, HYPOTHECATE, GRANT, BARGAIN, SELL, CONVEY AND CONFIRM to Agent, and grant to Agent a POWER OF SALE (pursuant to the Mortgage and as allowed by applicable Law), with respect to the Excluded Assets which are located in such states, and (c) confirms that this Partial Release shall in no way release affect or impair the Trustee’s or Agent’s rights, titles, interests, security interests and liens against the Excluded Assets.

This Partial Release may be executed in several counterparts, all of which are identical except that to facilitate recordation, certain counterparts hereof may include only that portion of Exhibit B which contains certain descriptions of the properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit B shall be included in such counterparts by reference only.  All of such counterparts together shall constitute one and the same instrument.  Exhibit A shall be excluded in its entirety for recording purposes in all jurisdictions and shall be included by reference only.  Complete copies of this Partial Release containing Exhibit A and the entire Exhibit B have been retained by the Subject Mortgagors and Agent.

[Remainder of page intentionally left blank.]

Executed by each party on the date specified in the acknowledgment of such party, but effective for all purposes as of the 31st day of March, 2009 (the "Effective Date").

BANK OF AMERICA, N.A.,

as Administrative Agent

By:
Jay T. Wampler
Senior Vice President

SEMMATERIALS, L.P.

By:           SemOperating G.P., L.L.C.,
its general partner

By:
Terrence Ronan
President and Chief Executive Officer

K. C. ASPHALT, L.L.C.

By:            SemMaterials, L.P.,
its sole member and manager

By:           SemOperating G.P., L.L.C.,
its general partner

By:
Terrence Ronan
President and Chief Executive Officer

STATE OF TEXAS                                                                      §

        §

COUNTY OF DALLAS                                                               §

This instrument was acknowledged before me on April __, 2009, by Jay T. Wampler, a Senior Vice President of Bank of America, N.A., a national banking association, on behalf of such national banking association, acting individually and as Administrative Agent.

On this ______ day of April, 2009, before me, a Notary Public in and for said State, personally appeared Jay T. Wampler, to me personally known, who being by me duly sworn did say that he is a Senior Vice President of Bank of America, N.A., a national banking association, and that this instrument was signed on behalf of said national banking association, and said Jay T. Wampler acknowledged to me that he executed the same for the purposes therein stated, and as his free act and deed and as the free act and deed of said national banking association.

NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS                                                            §

                              §

COUNTY OF DALLAS                                                     §

Arkansas, Colorado, Idaho, Illinois, Indiana, Kansas, Montana, Nevada, Oklahoma, Texas, Washington, Wisconsin, or Wyoming
The foregoing instrument was acknowledged before me on this ___ day of April, 2009, by Terrence Ronan, President and Chief Executive Officer of SemOperating G.P., L.L.C., an Oklahoma limited liability company, in its capacity as the general partner of SemMaterials, L.P., for itself and as sole member of K.C. Asphalt, L.L.C.

Missouri
On this ______ day of April, 2009, before me, a Notary Public in and for said State, personally appeared Terrence Ronan, to me personally known, who being by me duly sworn did say that he is the President and Chief Executive Officer of SemOperating G.P., L.L.C., and that said instrument was signed on behalf of said limited liability company, on behalf of SemMaterials, L.P. for itself and as sole member of K.C. Asphalt, L.L.C., and said Terrence Ronan acknowledged to me that he executed the same for the purposes therein stated, and as his free act and deed and as the free act and deed of said limited liability company on behalf of said limited partnership, for itself and as sole member of K.C. Asphalt, L.L.C.

Tennessee
Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared Terrence Ronan, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be President and Chief Executive Officer of SemOperating G.P., L.L.C., an Oklahoma limited liability company, in its capacity as the general partner of SemMaterials, L.P., on behalf of said partnership, for itself and as sole member of K.C. Asphalt, L.L.C., the within named Subject Mortgagors, and that Terrence Ronan as such President and Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company as President and Chief Executive Officer.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Dallas, Dallas County, Texas, on the day and year first above written.

[STAMP]	NOTARY PUBLIC, in and for the State of Texas Printed Name:________________________________

SCHEDULE 1

1.
Amended and Restated Deed of Trust, Mortgage, Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription by and Among SemCrude, L.P., SemPipe, L.P., SemFuel, SemKan, L.L.C. and SemProducts, L.P., as Mortgagors, (Kansas, Louisiana, Oklahoma & Texas)to PRLAP, Inc., Trustee, and Bank of America, N.A., Administrative Agent, dated effective as of March 16, 2005 (Multi-State mortgage)

Recording Jurisdiction	Recording Data
Barber County, Kansas	Book 175, Page 117 Recorded 03/29/05

Barton County, Kansas	Book 612, Page 6667 Recorded 03/29/05

Butler County, Kansas	Mortgage #638 Book 1320, Page 196 Recorded 03/29/05

Edwards County, Kansas	Book 76, Page 55 Recorded 03/25/05

Ellis County, Kansas	Book 616, Page 1 Recorded 03/29/05

Greenwood County, Kansas	Mtg. Book 283, Page 395 Recorded 03/25/05

Harper County, Kansas	Book 131, Page 1054 Recorded 03/29/05

Harvey County, Kansas	Document #104311 Book 492, Page(s) 141-212 Recorded 04/14/05

Haskell County, Kansas	Volume 175, Page(s) 409-473 Recorded 03/28/05 (Affidavit Recorded Separately) Affidavit – Vol. 175, Page 474

Hodgeman County, Kansas	Book 58, Page 54 Recorded 03/28/05

Kingman County, Kansas	Mtg. Book 255, Page 38 Recorded 03/29/05

Kiowa County, Kansas	Book 74, Page 1535 Recorded 03/24/05

Morton County, Kansas	Book 135, Page 617 Recorded 03/28/05

Ness County, Kansas	Book 292, Page 313 Recorded 03/30/05

Norton County, Kansas	Book 138A, Page(s) 501-565 Recorded 03/24/05

Pawnee County, Kansas	Document #2005-439 Book 191 of Mtgs., Page 131 Recorded 03/25/05

Pratt County, Kansas	Book 302, Page 316 Recorded 03/28/05

Reno County, Kansas	Multi County Mortgage Book 800, Page 379 Recorded 04/01/05 Assignment Leases & Rents Book 396, Page 358 Recorded 04/01/05

Rice County, Kansas	Document #200500837 Mrtg. #106 Book Mtg. 268, Page 703 Recorded 03/29/05

Rooks County, Kansas	Book 346, Page 192 Recorded 03/25/05

Rush County, Kansas	Book 69 of Mtge., Page 561 Recorded 03/28/05

Sedgwick County, Kansas	Document #/Flm-Pg. 28659186 Recorded 03/25/05

Seward County, Kansas	Document #840 Volume 577, Page 315 Recorded 03/25/05

Stafford County, Kansas	Book 184, Page 487 Recorded 03/28/05

Sumner County, Kansas	Book 0681, Page 0131 Recorded 03/31/05

Trego County, Kansas	Book 131, Page 119 Recorded 03/28/05

Cameron Parish, Louisiana	File #291547 Conveyance Book 1000 Mortgage Book 301 Recorded 03/21/05

Terrebonne Parish, Louisiana	File #1205022 Book 1752, Page 189 Recorded 03/22/05

Vermilion Parish, Louisiana	Document #20503022 in Mtg. Book Recorded 03/21/05

Alfalfa County, Oklahoma	Document #030922 Book 581, Page 79 Recorded 03/22/05

Beaver County, Oklahoma	Document #1-2005-000847 Book 1133, Page(s) 0147-0211 Recorded 03/22/05

Caddo County, Oklahoma	Instrument #200500003079 Book Amended Mtg. Volume 2522m Pages 768-840 Recorded 03/22/05

Canadian County, Oklahoma	Document #R 2005 6230 Book RB 3039, Pages 917-981 Recorded 03/22/05

Cleveland County, Oklahoma	Document #R 2005 11607 Book RB 3970, Page 1227 Recorded 03/22/05

Creek County, Oklahoma	Document #05 4205 Book 562, Page(s) 269-422 Recorded 03/24/05

Garfield County, Oklahoma	Document #3164 Book 1749, Page 288 Recorded 03/22/05

Garvin County, Oklahoma	Document #1-2005-002330 Book 1728, Page 827 Recorded 03/22/05

Kay County, Oklahoma	Document #1-2005-002486 Book 1309, Page(s) 0061-0183 Recorded 03/29/05

Kingfisher, Oklahoma	Document #1148 Book 2000, Page 001 Recorded 03/22/05

Lincoln County, Oklahoma	Document #02940 Book 1638, Page 264 Recorded 03/25/05

Major County, Oklahoma	Document #1-2005-004399 Book 1625, Page 0437-0501 Recorded 03/22/05

McClain County, Oklahoma	Document #1-2005-002189 Book 1739, Page 503 Recorded 03/22/05

Murray County, Oklahoma	Document #1-2005-000891 Book 0763, Page 214 Recorded 03/22/05

Noble County, Oklahoma	Document #2005-874 Volume 605, Page(s) 205-315 Recorded 03/22/05

Okfuskee County, Oklahoma	Document #381213 Book 967, Page 804 Recorded 03/22/05

Oklahoma County, Oklahoma	Document #2005043383 Book 9654, Page(s) 220-284 Recorded 03/28/05

Pawnee County, Oklahoma	Document #0929 Book 595, Page 182 Recorded 03/22/05

Payne County, Oklahoma	Document #1-2005-004788 Book 1559, Page(s) 0869-1014 Recorded 04/06/05

Pottawatomie County, Oklahoma	Instrument #200500003983 Recorded 03/22/05

Rogers County, Oklahoma	Document #005018 Volume 1664 Page 501 Recorded 03/22/05

Seminole County, Oklahoma	Document #2062 Book 2692, Page 1 Recorded 03/24/05

Stephens County, Oklahoma	Document #73-3404 Book 3121, Page 19 Recorded 03/23/05

Texas County, Oklahoma	Document #2005-677654 Book 1112, Page 572 Recorded 03/23/05

Tulsa County, Oklahoma	Document #2005060417 Recorded 05/26/05

Anderson County, Texas	Instrument #0502082 Volume 1898, Page 0103 Recorded 03/17/05

Austin County, Texas	Document #051596 Recorded 03/17/05

Brazoria County, Texas	Document #2005014862 Recorded 03/17/05

Camp County, Texas	File #17,499 Volume 196, Page 126 Recorded 03/17/05

Cherokee County, Texas	Document #00536877 Book OR, Vol. 1709 Page 746 Recorded 03/17/05

Fort Bend County, Texas	Document #2005032786 Recorded 03/23/05

Franklin County, Texas	Document #101772 Volume 126, Page 283 Recorded 03/17/05

Galveston County, Texas	Document #GAC 2005016774 Recorded 03/17/05

Gregg County, Texas	Document #GCC 200505694 Recorded 03/17/05

Harris County, Texas	Document #Y331365 Microfilm #RP ###-##-#### Recorded 03/17/05

Hopkins County, Texas	Document #1764 Volume 522, Page 248 Recorded 03/17/05

Montgomery County, Texas	Document #2005-027562 Microfilm ####-##-#### Recorded 03/17/05

Moore County, Texas	Document #155348 Book 600, Page 393 Recorded 03/29/05

Potter County, Texas	Document #01047425 Volume 3582, Page 525 Recorded 03/17/05

Rusk County, Texas	Document #009500 Volume 2539, Page 062 Recorded 03/17/05

Smith County, Texas	Document #2005-R0013005 Volume 7745, Page 002 Recorded 03/17/05

Titus County, Texas	Document #001640 Volume 1708, Page 165 Recorded 03/17/05

Upshur County, Texas	Document #200502200 Recorded 03/17/05

Waller County, Texas	Document #501977 Volume 0885, Page 486 Recorded 03/17/05

Wood County, Texas	Document #00033296 Book 02066, Page 00577 Recorded 03/17/05

2.
Amended and Restated Deed of Trust(for Missouri, Montana, Nevada, Tennessee, Texas and Washington), Amended and Restated Mortgage (for Arkansas, Colorado, Itado, Illinois, Inidana, Kansas, Louisiana, Oklahoma, Wisconsin, and Wyoming), Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription from SemCrude, L.P., SemPipe, L.P., SemFuel, SemKan, L.L.C. and SemMaterials, L.P., as Mortgagors, to PRLAP, Inc., et al, Trustees, and Bank of American, N.A., Administrative Agent, dated effective as of May 31, 2005 (Multi-State mortgage)

Recording Jurisdiction	Recording Data
Pulaski County, Arkansas	Document #2005047639 Recorded 06/07/05

Adams County, Colorado	Document #20050606000592940 Recorded 06/06/05

Mesa County, Colorado	Document #2257581 Book 3913, Page 210 Recorded 06/06/05

Pueblo County, Colorado	Document #1623371 Recorded 06/06/05

Ada County, Idaho	Document #105071967 Recorded 06/03/05

Peoria County, Illinois	Document #05-20529 Recorded 06/29/05

Kosciusko County, Indiana	Document #200500007798 Recorded 06/03/05

Barber County, Kansas	Book 176, Page 323 Recorded 07/11/05

Barton County, Kansas	Receipt #72499 Book 612, Page 8767 Recorded 07/08/05

Butler County, Kansas	Mortgage #1798 Book 1339, Page 1572 Recorded 07/08/05

Edwards County, Kansas	Book 77, Page 25 Recorded 07/05/05

Ellis County, Kansas	Book 623, Page 733 Recorded 07/08/05

Ford County, Kansas	Book 333 at Mtgs, Page 662 Recorded 07/08/05

Greenwood County, Kansas	Mtg. Book 285, Page 187 Recorded 07/07/05

Harper County, Kansas	Book 132, Page 173 Recorded 07/12/05

Harvey County, Kansas	Document #106170 Mrtg. Book 497, Page 439 Recorded 07/15/05

Haskell County, Kansas	Book 176, Page 233 Recorded 06/13/05

Hodgeman County, Kansas	Book 59, Page 15 Recorded 07/12/05

Kingman County, Kansas	Mtg. Book 257, Page 44 Recorded 07/08/05

Kiowa County, Kansas	Book 74, Page 1574 Recorded 07/05/05

Morton County, Kansas	Book 137, Page 399 Recorded 07/05/05

Ness County, Kansas	Book 294, Page 411 Recorded 07/11/05

Norton County, Kansas	Book 140A, Page 179 Recorded 07/08/05

Pawnee County, Kansas	Document #2005-955 Mtge. Book 193, Page 24 Recorded 07/06/05

Pratt County, Kansas	Book 305, Page 565 Recorded 07/05/05

Reno County, Kansas	Mortgage: Book 802, Page 425 Recorded 07/13/05 Assignment of Rents & Leases: Book 399, Page 357 Recorded 07/13/05

Rice County, Kansas	Document #200501932 Mrtg. #268 Mtg. Book 270, Page 588 Recorded 07/08/05

Rooks County, Kansas	Book 349, Page 130 Recorded 07/08/05

Rush County, Kansas	Book 70 of Mtge., Page 52 Recorded 07/05/05

Saline County, Kansas	Book 1113, Page 1 Recorded 09/15/05

Sedgwick County, Kansas	Doc#/FLM-PG 28693570 Recorded 07/18/05

Seward County, Kansas	Document #1880 Vol. 580, Page 779 Recorded 07/08/05

Stafford County, Kansas	Book 186, Page 298 Recorded 07/08/05

Sumner County, Kansas	Photo Book 690, Page 210 Recorded 07/18/05

Trego County, Kansas	Book 132 of Records, Page 593 Recorded 07/08/05

Cameron Parish, Louisiana	Document #292956 Conveyance Book 1003 Mortgage Book 303 Recorded 06/07/05

Terrebonne Parish, Louisiana	File #1212105 Book 1779, Page 459 Recorded 06/14/05

Vermilion Parish, Louisiana	Document #20506512 Mortgage Book Recorded 06/07/05

New Madrid County, Missouri	Book 669, Page 30 Recorded 06/07/05

Pettis County, Missouri	Document #2005-3838 Recorded 06/08/05

Yellowstone County, Montana	Document #3335342 Recorded 06/03/05

Clark County, Nevada	Document #20050606-0000439 Recorded 06/06/05

Alfalfa County, Oklahoma	Document #031489 Book 582, Page 763 Recorded 06/07/05

Beaver County, Oklahoma	Document #1-2005-001682 Book 1137, Page 93 Recorded 06/08/05

Caddo County, Oklahoma	Document #200500005844 Vol. 2532, Page 431 Recorded 06/08/05

Canadian County, Oklahoma	Document #R 2005 13310 Book RB 3068, Page 1000 Recorded 06/07/05

Cleveland County, Oklahoma	Document #R 2005 24675 Book RB 4010, Page 686 Recorded 06/07/05

Comanche County, Oklahoma	Document #2005011725 Book 4698, Page 1 Recorded 06/10/05

Creek County, Oklahoma	Document #05 8753 Book 569, Page 1657 Recorded 06/15/05

Garfield County, Oklahoma	Document #6230 Book 1760, Page 232 Recorded 06/08/05

Garvin County, Oklahoma	Document #1-2005-004634 Book 1736, Page 658 Recorded 06/07/05

Kay County, Oklahoma	Document #1-2005-005029 Book 1317, Page 683 Recorded 06/14/05

Kingfisher, Oklahoma	Document #2240 Book 2012, Page 171 Recorded 06/07/05

Lincoln County, Oklahoma	Document #05478 Book 1647, Page 499 Recorded 06/08/05

Major County, Oklahoma	Document #1-2005-005299 Book 1631, Page 456 Recorded 06/07/05

McClain County, Oklahoma	Document #1-2005-004779 Book 1749, Page 449 Recorded 06/07/05

Murray County, Oklahoma	Document #1-2005-001892 Book 774, Page 94 Recorded 06/07/05

Noble County, Oklahoma	Document #2005-1702 Book 608, Page 573 Recorded 06/07/05

Okfuskee County, Oklahoma	Document #382569 Book 971, Page 683 Recorded 06/08/05

Oklahoma County, Oklahoma	Document #000165 Book 9745, Page 1162 Recorded 06/15/05

Pawnee County, Oklahoma	Document #1909 Book 598, Page 245 Recorded 06/08/05

Payne County, Oklahoma	Document #1-2005-008407 Book 1572, Page 767 Recorded 06/07/05

Pottawatomie County, Oklahoma	Document #200500007856 Recorded 06/07/05

Rogers County, Oklahoma	Document #010051 Vol. 1684, Page 776 Recorded 06/07/05

Seminole County, Oklahoma	Document #4148 Book 2712, Page 92 Recorded 06/07/05

Stephens County, Oklahoma	Document #73-7128 Book 3163, Page 4 Recorded 06/07/05

Texas County, Oklahoma	Document #2005-678773 Book 1117, Page 10 Recorded 06/07/05

Tulsa County, Oklahoma	Document #2005071877 Recorded 06/22/05

Shelby County, Tennessee	Document #05086979 Recorded 06/06/05

Anderson County, Texas	Document #0504675 Vol. 1911, Page 553 Recorded 06/06/05

Austin County, Texas	Document #053351 Recorded 06/06/05

Brazoria County, Texas	Document #2005031465 Recorded 06/06/05

Camp County, Texas	File #18,287 Vol. 200, Page 478 Recorded 06/06/05

Cherokee County, Texas	Document #00539533 OR Book, Vol. 1723, Page 180 Recorded 06/06/05

Fort Bend County, Texas	Document #2005064877 Recorded 06/06/05

Franklin County, Texas	Document #102878 Vol. 131, Page 329 Recorded 06/06/05

Galveston County, Texas	Document #GAC 2005036889 Recorded 06/06/05

Gregg County, Texas	Document # GCC 200512335 Recorded 06/06/05

Harris County, Texas	Document #Y519929 Microfilm #RP ###-##-#### Recorded 06/07/05

Hopkins County, Texas	Document #3562 Vol. 532, Page 1 Recorded 06/06/05

Lubbock County, Texas	Document #21309 Vol. 9878, Page 1 Recorded 06/03/05

Montgomery County, Texas	Document #2005-058884 Microfilm ####-##-#### Recorded 06/06/05

Moore County, Texas	Document #156211 Book 604, Page 542 Recorded 06/14/05

Potter County, Texas	Document #01052832 Vol. 3611, Page 485 Recorded 06/06/05

Rusk County, Texas	Document #013230 Vol. 2559, Page 43 Recorded 06/06/05

Smith County, Texas	Document #2005-R0027265 Vol. 7808, Page 291 Recorded 06/06/05

Tarrant	Instrument #D205158475 CLTC GF#2311000217 Recorded 06/06/05

Titus County, Texas	Document #3264 Vol. 1732, Page 101 Recorded 06/06/05

Travis	Document #2005102002 Recorded 06/08/05

Upshur County, Texas	Document #200504655 Vol. 601, Page 717 Recorded 06/06/05

Waller County, Texas	Document #504158 Vol. 898, Page 368 Recorded 06/06/05

Wood County, Texas	Document #00037157 Book 2085, Page 493 Recorded 06/06/05

Spokane County, Washington	Document #5225765 Recorded 06/03/05

Brown County, Wisconsin	Document #2195499 Recorded 06/14/05

Lincoln County, Wisconsin	Document #442274 Recorded 06/08/05

Oconto County, Wisconsin	Document #575054 Vol. 1150, Page 134 Recorded 06/10/05

Outagamie County, Wisconsin	Document #1666613 Recorded 06/14/05

Waupaca County, Wisconsin	Document #709592 Recorded 06/10/05

Wood County, Wisconsin	Document #2005R06850 Recorded 06/08/05

Natrona County, Wyoming	Document #768350 Recorded 06/03/05

3.
First Amendment and Supplement to Amended and Restated Deed of Trust (for Missouri, Montana, Nevada, Tennessee, Texas, and Washington), Amended and Restated Mortgage (for Arkansas, Colorado, Idaho, Illinois, Indiana, Kansas, Louisiana, Oklahoma, Wisconsin and Wyoming), Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription from SemCrude, L.P., SemPipe, L.P., SemFuel, L.P., SemKan, L.L.C., SemMaterials, L.P., K.C. Asphalt, L.L.C., SemGas, L.P., and SemGas Gathering, as Mortgagors, to PRLAP, Inc., et al, Trustees, and Bank of America, N.A., Administrative Agent, effective as of October 18, 2005 (Multi-State mortgage)

Recording Jurisdiction	Recording Data
Pulaski County, Arkansas	Document # 2005095156 Recorded 11/08/05

Adams County, Colorado	Document # 20051107001234540 Recorded 11/07/05

Mesa County, Colorado	Document #2284799 Book 4032, Page 108 Recorded 11/07/05

Pueblo County, Colorado	Document # 1647020 Recorded 11/07/05

Ada, County, Idaho	Document #105169341 Recorded 11/08/05

Cook County, Illinois	Document #0613612049 Recorded 5/16/06

Peoria County, Illinois	Document #05-37160 Recorded 11/07/05

Kosciusko County, Indiana	Document # 200500016966 Recorded 11/08/05

Barber County, Kansas	Book 177, Pages 542 Recorded 11/07/05

Barton County, Kansas	Receipt #75637 Book 613, Page 2062 Recorded 1/20/06

Butler County, Kansas	Book 1349, Page 1613 Recorded 11/22/05

Edwards County, Kansas	Book 78, Page 93 Recorded 11/16/05

Ellis County, Kansas	Book 634, Pages 297-339 Recorded 11/07/05

Ford County, Kansas	Mortgage Book 338, Page 757 Recorded 11/10/05 Note: Mortgage Tax Affidavit recorded in a separate book: Miscellaneous Book 115, Page 1 Recorded 11/10/05

Greenwood County, Kansas	Book 287, Page 445 Recorded 11/15/05

Harper County, Kansas	Book 132, Page 432 Recorded 11/17/05

Harvey County, Kansas	Document #109302 Mrtg. Book 505, Page 540 Recorded 11/29/05

Haskell County, Kansas	Volume 178, Pages 195-237 Recorded 11/07/05

Hodgemen County, Kansas	Book 59, Page 51 Recorded 11/18/05

Kingman County, Kansas	Book 260, Page 46 Recorded 11/14/05

Kiowa County, Kansas	Book 75, Page 52 Recorded 11/15/05

Morton County, Kansas	Receipt # 2915 Book 139, Pages 158-200 Recorded 11/07/05

Ness County, Kansas	Receipt # 314 Volume 297, Pages 206-252 Recorded 11/07/05

Norton County, Kansas	Book 141A, Page 617-659 Recorded 11/07/05

Pawnee County, Kansas	Document #20051654 Book MG 194, Page 148 Recorded 11/17/05

Pratt County, Kansas	Receipt #5902 Book 310, Page 285 Recorded 11/16/05

Reno County, Kansas	Mortgage: Book 805, Page 269 Recorded 11/18/05 Assignment of Leases & Rents: Book 403, Page 228 Recorded 11/18/05

Rice County, Kansas	Document # 200503189 Book 272, Pages 377-442 Recorded 11/07/05

Rooks County, Kansas	Book 0353, Pages 034-076 Recorded 11/07/05

Rush County, Kansas	Book 70, Pages 699-718 Recorded 11/09/05

Saline County, Kansas	Receipt #29488 Book 1116, Page 1881 Recorded 11/10/05

Sedgwick County, Kansas	DOC#/FLM-PG: 28739777 Recorded 12/08/05

Seward County, Kansas	Document # 3433 Volume 585, Pages 602-644 Recorded 11/07/05

Stafford County, Kansas	Book 188, Page 562 Recorded 11/15/05

Sumner County, Kansas	Book 700, Page 180 Recorded 11/17/05

Trego County, Kansas	Document # 134643 Book 134, Page 643 Recorded 11/07/05

Cameron Parish, Louisiana	Document #294721 Recorded 11/7/05 In Conveyance Book and Mortgage Book

Terrebonne Parish, Louisiana	Document # 1223126 Book 1820, Page 33 Recorded 11/07/05

Vermilion Parish, Louisiana	Document # 20512269 Recorded 11/07/05

New Madrid County, Missouri	Book 676, Pages 763-805 Recorded 11/08/05

Pettis County, Missouri	Document # 2005-7840 Recorded 11/08/05

Yellowstone County, Montana	Document #3356265 Recorded 11/09/05

Clark County, Nevada	Document # T20050201427 Book 20051103-0003908 Recorded 11/03/05

Alfalfa County, Oklahoma	Document # 032810 Book 587, Pages 278-321 Recorded 11/09/05

Beaver County, Oklahoma	Document # I-2005-003118 Book 1144, Pages 456-498 Recorded 11/08/05

Caddo County, Oklahoma	Document # 200500011496 Volume 2552, Page 30 Recorded 11/08/05

Canadian County, Oklahoma	Document # R 2005-27870 Book RB 3130, Pages 353-395 Recorded 11/08/05

Cleveland County, Oklahoma	Document # R 2005-52599 Book RB 4092, Pages 676-738 Recorded 11/08/05

Comanche County, Oklahoma	Document # 2005024362 Book 4847, Pages 1-43 Recorded 11/08/05

Creek County, Oklahoma	Document #05-16604 Book 583, Pages 1171-1902 Recorded 11/09/05

Garfield County, Oklahoma	Document #13272 Book 1783, Page 696 Recorded 11/14/05

Garvin County, Oklahoma	Document # I 2005-009493 Book 1754, Pages 0075-0209 Recorded 11/09/05

Kay County, Oklahoma	Document # I 2005-010356 Book 1335, Pages 0001-0101 Recorded 11/09/05

Kingfisher County, Oklahoma	Document # 5001 Book 2047, Pages 129-171 Recorded 11/08/05

Lincoln County, Oklahoma	Document # 10427 Book 1668, Pages 332-378 Recorded 11/08/05

Major County, Oklahoma	Document # I 2005-006940 Book 1643, Pages 0101-0143 Recorded 11/08/05

McClain County, Oklahoma	Document # I 2005-010403 Book 1770, Page 482-549 Recorded 11/08/05

McIntosh County, Oklahoma	Document # I 2005-157229 Book 727, Page 380-508 Recorded 11/14/05

Murray County, Oklahoma	Document # I 2005-003637 Book 0795, Pages 0131-0180 Recorded 11/08/05

Muskogee County, Oklahoma	Document # I 2005-014952 Book 3478, Pages 165-272 Recorded 11/08/05

Noble County, Oklahoma	Document # 2005-3587 Book 614, Pages 748-836 Recorded 11/08/05

Okfuskee County, Oklahoma	Document #385205 Book 980, Pages 392-452 Recorded 11/08/05

Oklahoma County, Oklahoma	Document #2005183425 Book 9932, Page 1917 Recorded 11/28/05

Pawnee County, Oklahoma	Document #3676 Book 608, Pages 212-276 Recorded 11/10/05

Payne County, Oklahoma	Document # I 2005-017039 Book 1607, Pages 0029-0152 Recorded 11/08/05

Pittsburg County, Oklahoma	Document # 143221 Book 001414, Page 394-505 Recorded 11/09/05

Pottawatomie County, Oklahoma	Document #200500016571 Recorded 11/16/05

Rogers County, Oklahoma	Document # 020610 Book 1727, Pages 328-372 Recorded 11/09/05

Seminole County, Oklahoma	Document #8336 Book 2753, Pages 66-241 Recorded 11/08/05

Stephens County, Oklahoma	Document # 000223 Book 3248, Pages 223-276 Recorded 11/07/05

Texas County, Oklahoma	Document # 200500681121 Book 1126, Pages 492-535 Recorded 11/07/05

Tulsa County, Oklahoma	Document # 2005134498 Recorded 11/10/05

Decatur County, Tennessee	Document # 05046190 Book 211, Pages 1-190 Recorded 11/08/05

Shelby County, Tennessee	Document # 05191379 Recorded 11/22/05

Anderson County, Texas	Document # 0509595 Volume 1938, Pages 0741-0782 Recorded 11/08/05

Austin County, Texas	Document # 056848 Recorded 11/03/05

Brazoria County, Texas	Document # 2005064181 Recorded 11/09/05

Camp County, Texas	Document # 19849 Volume 209, Pages 3-45 Recorded 11/03/05

Cherokee County, Texas	Document # 544777 Book OR, Volume 1749, Pages 660-701 Recorded 11/03/05

Fort Bend County, Texas	Document # 2005136862 Recorded 11/08/05

Franklin County, Texas	Document # 105036 Volume 0141, Pages 678-719 Recorded 11/07/05

Galveston County, Texas	Document # GAC 2005076691 Recorded 11/07/05

Gregg County, Texas	Document # 200524782 Recorded 11/03/05

Harris County, Texas	Document #Y887184 Microfilm #RP ###-##-#### Recorded 11/09/05

Hopkins County, Texas	Document #200500000104 OP Book 551, Page 642 Recorded 11/03/05

Lubbock County, Texas	Document # 44199 Volume 10191, Pages 259-300 Recorded 11/03/05

Montgomery County, Texas	Document # 2005-124722 Microfilm # ###-##-#### - 1467 Recorded 11/08/05

Moore County, Texas	Document # 0157652 Book 0611, Pages 320-361 Recorded 11/07/05

Potter County, Texas	Document # 01064486 Volume 3673, Pages 353-395 Recorded 11/08 /05

Rusk County, Texas	Document # 2005-00020375 Volume 2598, Pages 521-563 Recorded 11/03/05

Smith County, Texas	Document # 2005-R0055474 Volume 7934, Pages 584-625 Recorded 11/07/05

Tarrant County, Texas	Document # D205330958 Recorded 11/03/05

Titus County, Texas	Document # 2005-00020375 Volume 2598, Pages 521-563 Recorded 11/03/05

Travis County, Texas	Document # 2005205819 Recorded 11/03/05

Upshur County, Texas	Document #200509659 Vol. 632, Page 47 Recorded 11/03/05

Waller County, Texas	Document # 508393 Volume 924, Pages 731-771 Recorded 11/09/05

Wood County, Texas	Document #00044414 Book 2119, Page 564 Recorded 11/07/05

Spokane County, Washington	Document #5309246 Recorded 11/22/05 Document #5309247 Recorded 11/22/05 Document #5309248 Recorded 11/22/05 Document #5309249 Recorded 11/22/05 Document #5309250 Recorded 11/22/05

Brown County, Wisconsin	Document # 2226638 Recorded 11/17/05

Lincoln County, Wisconsin	Document # 446414 Recorded 11/08/05

Oconto County, Wisconsin	Document # 581769 Volume 1178, Pages 498-540 Recorded 11/08/05

Outagamie County, Wisconsin	Document # 1687971 Recorded 11/08/05

Waupaca County, Wisconsin	Document # 717208 Recorded 11/08/05

Wood County, Wisconsin	Document # 2005R14528 Recorded 11/08/05

Natrona County, Wyoming	Document #779625 Recorded 11/08/05

4.
Supplement to Amended and Restated Deed of Trust, Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription from SemCrude, L.P., SemPipe, L.P., SemFuel, L.P., SemKan, L.L.C., SemMaterials, L.P., K.C. Asphalt, L.L.C., SemGas, L.P., and SemGas Gathering, L.L.C., as Mortgagors, to PRLAP, Inc., as Texas Trustee, and Bank of America, N.A., Administrative Agent, effective as of November 20, 2006

Recording Jurisdiction	Recording Data
Cooke County, Texas	Document 00020355 Book OPR, Vol. 1470, Page 292 Recorded 12/11/2006

Grayson County, Texas	Document 2006-00030043 Recorded 12/08/2006

5.
Second Supplement to Amended and Restated Deed of Trust, Amended and Restated Deed of Trust, Amended and Restated Mortgage, Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement and Notice of Reinscription from SemCrude, L.P., SemPipe, L.P., SemFuel, L.P., SemKan, L.L.C., SemMaterials, L.P., K.C. Asphalt, L.L.C., SemGas, L.P., and SemGas Gathering, L.L.C., as Mortgagors, to PRLAP, Inc., as Texas Trustee, and Bank of America, N.A., Administrative Agent, effective as of December 20, 2006

Recording Jurisdiction	Recording Data
Payne County, Oklahoma	Document #1-2007-002994 Book 1694, Page 1 Recorded 03/02/ 2007

6.
Second Amendment to Amended and Restated Deed of Trust (for Missouri, Montana, Nevada, Tennessee, Texas, and Washington), AMENDED AND RESTATED MORTGAGE (for Arkansas, Colorado, Idaho, Illinois, Indiana, Kansas, Louisiana, Oklahoma, Wisconsin and Wyoming), Fee And Leasehold Mortgage, Assignment Of Leases And Rents, Security Agreement, Fixture Filing And Financing Statement And Notice Of Reinscription From SemCrude, L.P., SemPipe, L.P., SemFuel, L.P., SemKan, L.L.C.; SemMaterials, L.P., K. C. Asphalt, L.L.C., SemGas, L.P.; And SemGas Gathering, L.L.C., as Mortgagors, to PRLAP, Inc., a Missouri corporation, as Missouri Trustee; First American Title Company, as Montana Trustee, PRLAP, INC., a North Carolina corporation, as Nevada Trustee, PRLAP, INC., a Tennessee corporation, as Tennessee Trustee, PRLAP, INC., a Texas corporation, as Texas Trustee, PRLAP, INC., a Washington corporation, as Washington Trustee, and Bank of America, N.A., Administrative Agent, dated December 20, 2006 (Multi-state mortgage)

Recording Jurisdiction	Recording Data
Pulaski County, Arkansas	Document # 2007004184 Recorded 01/12/2007

Adams County, Colorado	Reception # 2007000004912 Recorded 01/12/2007

Mesa County, Colorado	Reception # 2358596 Book 4333, Page 637 Recorded 01/12/2007

Pueblo County, Colorado	Document # 1709669 Recorded 01/12/2007

Ada, County, Idaho	Document # 107005844 Recorded 01/12/2007

Cook County, Illinois	Document #0402913092 Recorded 01/29/2007

Peoria County, Illinois	Doc. # 07-01322 Filed 01/12/2007

Kosciusko County, Indiana	Document # 200700001071 Recorded 01/25/2007

Barber County, Kansas	Book 182, Page 188 Recorded 01/24/2007

Barton County, Kansas	Book 613, Page 8076 Receipt # 81155 Recorded 01/22/2007

Butler County, Kansas	Book 2007, Page 4473 Recorded 01/25/2007

Edwards County, Kansas	Book 80, Page 126 Recorded 01/23/2007

Ellis County, Kansas	Book 662, Page 662-710 Recorded 01/25/2007

Ford County, Kansas	Mortgage Book 355, Page 121 Recorded 01/26/2007 Note: Mortgage Tax Affidavit recorded in a separate book: Misc. Book 118, Page 341 Recorded 01/26/2007

Greenwood County, Kansas	Mtg. Book 293, Page 389-453 Filed 01/22/2007

Harper County, Kansas	Book 133, Page 119 Recorded 01/26/2007

Harvey County, Kansas	Document #118281 Mtge. Book 528, Page 380 Recorded 02/20/2007 Document #118282 Misc. Book 403, Page 969 Recorded 02/20/2007

Haskell County, Kansas	Vol. # 184, Page 249-297 Recorded 01/19/2007 Note: Mortgage Tax Affidavit recorded separately Vol. # 184, Page 298-334 Recorded 01/19/2004

Hodgeman County, Kansas	Book 60, Page 64 Filed 01/29/2007

Kingman County, Kansas	Doc. # 12391 Book 268, Page 14 Filed 01/26/2007

Kiowa County, Kansas	Book 75, Page 198 Recorded 02/01/2007

Morton County, Kansas	Book 145, Page 492 Recorded 01/22/2007

Ness County, Kansas	Book 307, page 256 Recorded 02/02/2007

Norton County, Kansas	Book 147A, Page 419 Recorded 01/25/2007

Pawnee County, Kansas	Doc. 20070085 Book MG199, Page 23 Recorded 01/23/2007

Pratt County, Kansas	Book 327, Page 533-600 Recorded 01/22/2007

Reno County, Kansas	Mort. Only - Book 813, Page 30 Recorded 01/23/2007 Assign Rents & Leases Book 416, Page 106 Recorded 01/23/2007 (Recorded separately)

Rice County, Kansas	Mtg. Book 278, Page 701 Filed 01/25/2007

Rooks County, Kansas	Book 366, Page 159-207 Recorded 01/22/2007

Rush County, Kansas	Book 72, Page 690-745 Recorded 01/22/2007

Saline County, Kansas	Book 1144, Page 697 Recorded 01/25/2007

Sedgwick County, Kansas	Doc # / FLM-PG: 28850934 Receipt # 1645434 Recorded 01/22/2007

Seward County, Kansas	Document # 185 Vol. 599, Page 460 Recorded 01/22/2007

Stafford County, Kansas	Book 195, Page 689-784 Receipt # 5058 Recorded 01/23/2007

Sumner County, Kansas	Book 732, Page 374 Recorded 01/25/2007

Trego County, Kansas	Book 144, Page 51 Recorded 01/26/2007

New Madrid County, Missouri	Book 695, Page 364-413 Recorded 01/12/2007

Pettis County, Missouri	Document # 2007-0241 Recorded 01/12/2007

Yellowstone County, Montana	Doc. # 3407370 Filed 01/12/2007

Clark County, Nevada	Document #T20070018695 Book/Page 20070201-0001081 Recorded 02/01/2007

Alfalfa County, Oklahoma	Document # 036475 Book 599, Page 131-180 Recorded 01/17/2007

Beaver County, Oklahoma	Document #1-2007-000128 Book 1165, Page 594 Recorded 01/19/2007

Caddo County, Oklahoma	Instr. # 200700000773 Vol. 2609, Page 313-369 Recorded 01/18/2007

Canadian County, Oklahoma	Document # R 2007 1296 Book RB 3284, Page 950-998 Recorded 01/18/2007

Cleveland County, Oklahoma	Document # R 2007 2022 Book RB 4288, Page 285-353 Recorded 01/17/2007

Comanche County, Oklahoma	Document # 2007001089 Book 5235, Page 123-171 Recorded 01/17/2007

Creek County, Oklahoma	Document #07-2191 Book 627, Page 193 Recorded 02/20/2007

Garfield County, Oklahoma	Doc. # 700 Book 1840, Page 347-399 Recorded 01/17/2007

Garvin County, Oklahoma	Document # I-2007-000394 Book 1796, Page 726-866 Recorded 01/18/2007

Kay County, Oklahoma	Document #1-2007-001600 Book 1385, Page 17 Recorded 02/21/2007

Kingfisher County, Oklahoma	Document # 0211 Book 2125, Page 209-257 Recorded 01/17/2007

Lincoln County, Oklahoma	Document # 00561 Book 1730, Page 773 Recorded 01/18/2007

Major County, Oklahoma	Document # I-2007-000201 Book 1676, Page 146-194 Recorded 01/17/2007

McClain County, Oklahoma	Document # I-2007-000451 Book 1824, Page 18-91 Recorded 01/17/2007

McIntosh County, Oklahoma	Document #1-2007-167822 Book 766, Page 335 Recorded 02/05/2007

Murray County, Oklahoma	Document # I-2007-000165 Book 853, Page 87-142 Recorded 01/17/2007

Muskogee County, Oklahoma	Document # I-2007-000954 Book 3660, Page 175-223 Recorded 01/18/2007

Noble County, Oklahoma	Document # I-2007-000154 Book 632, Page 64-158 Recorded 01/17/2007

Okfuskee County, Oklahoma	Document # I-2007-393180 Book 1003, Page 615-681 Recorded 01/22/2007

Oklahoma County, Oklahoma	Doc. # 2007013078 Book 10373, Page 1117-1165 Filed 01/29/2007

Pawnee County, Oklahoma	Document # 0158 Book 624, Page 464-534 Recorded 01/17/2007

Payne County, Oklahoma	Document #1-2007-002995 Book 1694, Page 68 Recorded 03/02/2007

Pittsburg County, Oklahoma	Document # 163159 Book 1496, Page 710-762 File 01/23/2007

Pottawatomie County, Oklahoma	Instr. # 200700000702 Recorded 01/17/2007

Rogers County, Oklahoma	Document # I-2007-001056 Book 1839, Page 257-307 Recorded 01/17/2007

Seminole County, Oklahoma	Document # 315 Book 2869, Page 12-193 Recorded 01/17/2007

Stephens County, Oklahoma	Document # 76-1845 Book 3458, Page 191-250 Recorded 01/17/2007

Texas County, Oklahoma	Instr. # 200700000242 Book OR 1151, Page 739-788 Filed 01/17/2007

Tulsa County, Oklahoma	Document #2007024205 Recorded 03/07/2007

Decatur County, Tennessee	Document # 07049829 Book 225, Page 4-51 Recorded 01/12/2007

Shelby County, Tennessee	Instr. # 07015061 Batch # 465056 Recorded 01/23/2007

Anderson County, Texas	Inst. # 0700544 Vol. # 2012, Page 834-881 Recorded 01/12/2007

Austin County, Texas	Document # 070202 Recorded 01/12/2007

Brazoria County, Texas	Document # 2007002654 Recorded 01/12/2007

Camp County, Texas	File # 23839 Vol. # 231, Page 523-571 Recorded 01/12/2007

Cherokee County, Texas	Document #00560764 Book OR, Vol. 1830, Page 361 Recorded 01/12/2007

Fort Bend County, Texas	Document # 2007009597 Recorded 01/23/2007

Franklin County, Texas	File # 110358 Vol. # 165, Page 591-639 Recorded 01/12/2007

Galveston County, Texas	Document #2007002990 Recorded 01/12/2007

Gregg County, Texas	Document #200700978 Recorded 01/12/2007

Harris County, Texas	Document # 20070029086 Microfilm # RP ###-##-#### Recorded 01/12/2007

Hopkins County, Texas	File # 2007-218 Book OP, Vol. 606, Page 413-461 Recorded 01/17/2007

Lubbock County, Texas	File # 2007001711 Recorded 01/12/2007

Montgomery County, Texas	File 3 2007-005337 Microfilm # ###-##-#### Recorded 01/12/2007

Moore County, Texas	File # 0162133 Book 631, Page 549 Recorded 01/25/2007

Potter County, Texas	Document # 01094334 Vol. # 3830, Page 553 Recorded 01/12/2007

Rusk County, Texas	Document # 000041930 Vol. # 2714, Page 455 Recorded 01/12/2007

Smith County, Texas	Instr. # 2007-R00002328 Recorded 01/12/2007

Tarrant County, Texas	Instrument #D207015171 01/12/2007

Titus County, Texas	Document # 000284 Vol. # 1893, Page 300 Recorded 01/17/2007

Travis County, Texas	Doc. # 2007007433 Filed 01/12/2007

Upshur County, Texas	Document # 200700419 Vol. # 713, Page 158 Recorded 01/12/2007

Waller County, Texas	Document # 700414 Vol. # 1011, Page 465-513 Recorded 01/12/2007

Wood County, Texas	Doc. # 65219 Book 2214, Page 681-729 Recorded 01/12/2007

Spokane County, Washington	Document #5497439 Recorded 02/14/2007

Brown County, Wisconsin	Document # 2294644 Recorded 01/12/2007

Lincoln County, Wisconsin	Document # 456455 Recorded 01/12/2007

Oconto County, Wisconsin	Document # 598055 Vol. # 1243, Page 824-872 Recorded 01/12/2007

Outagamie County, Wisconsin	Document # 1738041 Recorded 01/12/2007

Waupaca County, Wisconsin	Document #737311 Recorded 04/02/2007

Wood County, Wisconsin	Doc. # 2007R00828 Filed 01/25/2007

Natrona County, Wyoming	Document # 809678 Recorded 01/12/2007

7.	Partial Release executed by Bank of America, N.A., as Administrative Agent, SemMaterials, L.P. and K.C. Asphalt, L.L.C., dated as of February 20, 2008.

Recording Jurisdiction	Recording Data
Pulaski County, Arkansas	Document # 2008018692 Recorded 03/19/2008

Adams County, Colorado	Reception # 2008000023595 Recorded 03/26/2008

Mesa County, Colorado	Reception # 2429407 Book 4624, Page 706 Recorded 03/18/2008

Pueblo County, Colorado	Document # 1762043 Recorded 03/18/2008

Ada, County, Idaho	Document # 108029300 Recorded 03/13/2008

Cook County, Illinois	Document #0807918003 Recorded 03/19/2008

Peoria County, Illinois	Doc. # 08-08974 Filed 03/08/2008

Kosciusko County, Indiana	Document # 200800003592 Recorded 03/17/2008

Ford County, Kansas	Book 145, Page 319 Recorded 06/06/2008

Saline County, Kansas	Book 1174, Page 1486 Recorded 06/12/2008

New Madrid County, Missouri	Book 716, Page 75 Recorded 03/29/2008

Pettis County, Missouri	Document # 2008-1754 Recorded 03/24/2008

Yellowstone County, Montana	Doc. # 3457847 Filed 03/14/2008

Clark County, Nevada	Document #2008 0318-0002571 Recorded 03/18/2008

Carter County, Oklahoma	Document No. I-2008-011026 Book 4880, Page 1 Recorded 08/19/2008

Comanche County, Oklahoma	Document # I-2008-014013 Book 005676, Page 0111 Recorded 07/22/2008

Muskogee County, Oklahoma	Document # I-2008-008911 Book 3865, Page 139 Recorded 07/22/2008

Rogers County, Oklahoma
Document # I-2008-013229
Book 1972, Page 743
Recorded 08/13/2008

Document # I-2008-011857
Book 1967, Page 725
Recorded 07/22/2008

Document # ____________
Book ______, Page ______
Recorded on or about the date hereof [Catoosa, OK (Koch)]

Decatur County, Tennessee	Document # 08053974 Book 240, Page 122 Recorded 05/13/2008

Shelby County, Tennessee	Document No. 08049578 Recorded 04/14/2008

Lubbock County, Texas	File # 2008032233 Recorded 08/18/2008

Tarrant County, Texas	Instrument #D208297985 Recorded 07/31/2008

Travis County, Texas	Doc. # 2008044011 Filed 03/20/2008

Spokane County, Washington	Document # 5701743 Recorded 07/28/2008 Document # 5654309 Recorded 03/20/2008

EXHIBIT A

2009 CONTRIBUTION AGREEMENT

[Attached]

[Excluded for purposes of recording.]

EXHIBIT B

CONVEYED LAND PROPERTY DESCRIPTION

[Attached]

Locations for filing:

1.	Little Rock, Pulaski County, AR

2.	Denver-C, Adams County, CO

3.	Grand Junction, Mesa County, CO

4.	Pueblo, Pueblo County, CO

5.	Boise, Ada County, ID

6.	Chicago, Cook County, IL

7.	Pekin, Peoria County, IL

8.	Warsaw, Kosciusko County, IN

9.	Dodge City, Ford County, KS

10.	Salina, Saline County, KS

11.	New Madrid, New Madrid County, MO

12.	Sedalia, Pettis County, MO

13.	Billings, Yellowstone County, MT

14.	Las Vegas, Clark County, NV

15.	Ardmore, Carter County, OK

16.	Catoosa (Koch), Rogers County, OK

17.	Catoosa (Port 33), Rogers County, OK

18.	Catoosa (Port of Catoosa-Frontier), Rogers County, OK

19.	Lawton, Comanche County, OK

20.	Muskogee, Muskogee County, OK

21.	Memphis (PMAC-Shelby Co.), Shelby County, TN

22.	Parsons, Decatur County, TN

23.	Austin, Travis County, TX

24.	Lubbock, Lubbock County, TX

25.	Saginaw, Tarrant County, TX

26.	Spokane (Hillyard), Spokane County, WA

27.	Spokane Valley, Spokane County, WA

EXHIBIT S

SGLP LENDER RELEASE

See attached.

[See Exhibit 10.14 to the Current Report on Form 8-K filed on April 10, 2009.]